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Exhibit 10.17
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                       RECORDING OF THIS LEASE PROHIBITED


                     AIR COMMERCIAL REAL ESTATE ASSOCIATION
                         STANDARD INDUSTRIAL/COMMERCIAL
                           MULTI-TENANT LEASE - GROSS



1.   Basic Provisions ("Basic Provisions").

      1.1 Parties: This Lease ("Lease"), dated for reference purposes only, July 8, 2009 is made by and between Fullerton Business Center, LLC ("Lessor") and Allied Med, Inc., an Oregon corporation ("Lessee") (collectively the "Parties," or individually a "Party").

      1.2(a) Premises: That certain portion of the Project (as defined below), including all improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 2500 E. Fender Avenue, Unit "H" located In the City of Fullerton, County of Orange, State of California, with zip code 92831, as outlined on Exhibit B attached hereto
("Premises") and generally described as (describe briefly the nature of the Premises): Approximately 1,600 square feet of rentable space including overhang as outlined in Exhibits "A" and "B" attached hereto and incorporated herein. In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to any utility raceways of the building containing the Premises ("Building") and to the Common Areas (as defined In Paragraph 2.7 below) but shall not have any rights to the roof, exterior walls of the Building or to any other buildings in the Project. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and improvements thereon, are herein collectively referred to as the "Project." (Also see Paragraph 2)

      1.2(b) Parking: TWO (2) unreserved vehicle parking spaces (Also see Paragraph 2.6.)

      1.3  Term:  N/A  years  and  Six  ( 6) months ("Original Term") commencing
September   1,   2009  ("Commencement  Date")  and  ending  February  28,  2010*
("Expiration Date"). (Also see Paragraph 3)

      1.4  Early Possession: N/A ("Early Possession Date"). (See also Paragraphs
3.2 and 3.3.)

      1.5 Base Rent: $960.00 per month ("Base Rent"), payable on the First day of each month commencing September 1, 2009. (Also see Paragraph 4) *see Option to Renew attached

      [ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

      1.6 Lessee's Share of Common Area Operating Expenses: ---------------- percent (0.0060864%) ("Lessee's Share"). Lessee's Share has been calculated by dividing the approximate square footage of the Premises by the approximate square footage of the Project. In the event that that size of the Premises and/or the Project are modified during the term of this Lease, Lessor shall recalculate Lessee's Share to reflect such modification

      1.7 Base Rent and Other Monies Paid Upon Execution:

            (a) Base Rent $960.00 for the period September 1, 2009-September 30, 2009.

            (b)   Common  Area Operating Expenses: $96.00 for the period 9/01/09
                  - 9/30/09.

            (c) Security Deposit: $1,920.00 ("Security Deposit"). (see also Paragraph 5)

            (d)   Other: $N/A for N/A.

            (e)   Total Due Upon Execution of this Lease: $2,976.00

      1.8 Agreed Use: Office/Warehouse used for storage. (See also Paragraph 6)

      1.9 Insuring Party. Lessor is the "Insuring Party". (See also Paragraph 8)

      1.10 Real Estate Brokers: (See also Paragraph 15)

      (a) Representation: The following real estate brokers (the "Brokers") and brokerage relationships exist in this transaction (check applicable boxes):

      [_] N/A represents Lessor exclusively ("Lessor's Broker");

      [_] N/A represents Lessee exclusively ("Lessee's Broker'); or

      [_] N/A represents both Lessor and Lessee ("Dual Agency").

      (b) Payment to Brokers: Upon execution and delivery of this Lease by both Parties, Lessor shall pay to the Brokers the brokerage fee agreed to in a separate written agreement (or if there is no such agreement, the sum of ----- or N/A% of the total Base Rent for the brokerage services rendered by the Brokers).

      1.11 Guarantor. The obligations of the Lessee under this Lease are to be guaranteed byJack Amin ("Guarantor"). (See also Paragraph 37)

      1.12 Attachments. Attached hereto are the following, all of which constitute a part of this Lease:

      [X] an Addendum consisting of Paragraphs1 through 4.

      [_] a site plan depicting the Premises;

      [X] a site plan depicting the Project;

      [X] a current set of the Rules and Regulations and Parking Rules and Regulations for the Project; Addendum II

      [_] a current set of the Rules and Regulations adopted by the owners' association;

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      [_] a Work Letter;

      [X] other (specify):

      Move-In/Move-Out Rules: Exhibit "C"; Hazardous Materials Disclosure Form ("Lessee"): Exhibit "D"

2.   Premises.

      2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of size set forth in this Lease, or that may have been used in calculating Rent, is an approximation which the Parties agree is reasonable and any payments based thereon are not subject to revision whether or not the actual size Is more or less. NOTE: Lessee is advised to verify the actual size prior to executing this Lease.

      2.2 Condition. Lessor shall deliver that portion of the Premises contained within the Building ("Unit") to Lessee broom clean and free of debris on the Commencement Date or the Early Possession Date, whichever first occurs ("Start Date"), and, so long as the required service contracts described in Paragraph 7.1(b) below are obtained by Lessee and in effect within thirty days following the Start Date, warrants that the existing electrical, plumbing, fire-sprinkler, lighting, heating, ventilating and air conditioning systems ("HVAC"), loading doors, sump pumps, if any, and all other such elements in the Unit, other than those constructed by Lessee, or acquired by Lessee from a prior tenant (see Paragraph 7.3a), shall be in good operating condition on said date, that the structural elements of the roof, bearing walls and foundation of the Unit shall be free of material defects, and that the Unit does not contain hazardous levels of any mold or fungi defined as toxic under applicable state or federal law, that Landlord Is aware of. Lessor shall not unreasonably withhold its approval for Lessee, at Lessee's cost, to test for those substances provided Lessee uses a vendor from Lessor's approved vendor list. If a non-compliance with such warranty exists as of the Start Date, or if one of such systems or elements should malfunction or fail within the appropriate warranty period, Lessor shall, as Lessor's sole obligation with respect to such matter, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, malfunction or failure, rectify same at Lessor's expense. The warranty periods shall be as follows: (i) 30 days as to the HVAC systems, and (ii) 30 days as to the remaining systems and other elements of the Unit. If Lessee does not give Lessor the required notice within the appropriate warranty period, correction of any such non-compliance, malfunction or failure shall be the obligation of Lessee at Lessee's sole cost and expense (except for the repairs to the fire sprinkler systems, roof, foundations, and/or bearing walls - see Paragraph 7). See Addendum I, Item 1, for additional Information.

      2.3 Compliance. Lessor warrants that to the best of its knowledge the improvements on the Premises and the Common Areas comply with the building codes that were in effect at the time that each such improvement, or portion thereof, was constructed. Said warranty does not apply to the use to which Lessee will put the Premises, modifications which may be required by the Americans with Disabilities Act or any similar laws as a result of Lessee's use (see Paragraph
49), or to any Alterations or Utility Installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. NOTE: Lessee is responsible for determining whether or not the applicable laws, covenants or restrictions of record, regulations and ordinances ("Applicable Requirements") and especially the zoning are appropriate for Lessee's intended use, and acknowledges that past uses of the Premises may no longer be allowed. Correction of any non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense. If the Applicable Requirements are hereafter changed so as to require during the term of this Lease the construction of an addition to or an alteration of the Unit, Premises and/or Building, the remediation of any Hazardous Substance, or the reinforcement or other physical modification of the Unit, Premises and/or Building ("Capital Expenditure"), Lessor and Lessee shall allocate the cost of such work as follows:

      (a) Subject to Paragraph 2.3(c) below, if such Capital Expenditures are required as a result of the specific and unique use of the Premises by Lessee as compared with uses by tenants in general, Lessee shall be fully responsible for the cost thereof.

      (b) If such Capital Expenditure is not the result of the specific and unique use of the Premises by Lessee (such as, governmentally mandated seismic modifications), then Lessor and Lessee shall allocate the obligation to pay for the portion of such costs reasonably attributable to the Premises pursuant to the formula set out in Paragraph 7.1(d).


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      (c)   Notwithstanding   the   above,  the  provisions  concerning  Capital
Expenditures are intended to apply only to non-voluntary, unexpected, and new Applicable Requirements. If the Capital Expenditures are instead triggered by Lessee as a result of an actual or proposed change in use, change in intensity of use, or modification to the Premises then, and in that event, Lessee shall either. (i) immediately cease such changed use or intensity of use and/or take such other steps as may be necessary to eliminate the requirement for such Capital Expenditure, or (ii) complete such Capital Expenditure at its own expense. Lessee shall not have any right to terminate this Lease.

      2.4 Acknowledgements. Lessee acknowledges that: (a) it has been advised by Lessor and/or Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical, HVAC and fire sprinkler systems, security, environmental aspects, and compliance with Applicable Requirements and the Americans with Disabilities Act), and their suitability for Lessee's intended use, (b) Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to its occupancy of the Premises, and (c) neither Lessor, Lessor's agents, nor Brokers have made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease. In addition, Lessor acknowledges that: (i) Brokers have made no representations, promises or warranties concerning Lessee's ability to honor the Lease or suitability to occupy the Premises, and (ii) it is Lessor's sole responsibility to investigate the financial capability and/or suitability of all proposed tenants.

      2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in Paragraph 2 shall be of no force or effect if immediately prior to the Start Date Lessee was the owner or occupant of the Premises. In such event, Lessee shall be responsible for any necessary corrective work. Prior Occupant shall be defined as Lessee, Joint Lessee, Sublessee, a corporation or LLC, or any other business entity, its successors or assigns, or as an officer and/or signator for a corporation or LLC.

      2.6 Vehicle Parking. Lessee shall be entitled to use the number of Parking Spaces specified In Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Lessor may regulate the loading and unloading of vehicles by adopting Rules and Regulations as provided in Paragraph
2.9. No vehicles other than Permitted Size Vehicles may be parked in the Common Area without the prior written permission of Lessor. In addition:

      (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

      (b) Lessee shall not service or store any vehicles in the Common Areas.

      (c) If Lessee permits or allows any of the prohibited activities described in this Paragraph 2.6, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may 'lave, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

      2.7 Common Areas - Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Project and interior utility raceways and installations within the Unit that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other tenants of the Project and their respective employees, suppliers, shippers, customers, contractors and invitees, including parking areas, loading and unloading areas, trash areas, roadways, walkways, driveways and landscaped areas.

      2.8 Common Areas - Lessee's Rights. Lessor grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Project. Under ne circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

      2.9 Common Areas - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations ("Rules and Regulations") for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Project and their Invitees. Lessee agrees to abide by and conform to all such Rules and Regulations, and shall use its best efforts to cause its employees, suppliers, shippers, customers, contractors and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said Rules and Regulations by other tenants of the Project.

      2.10 Common Areas - Changes. Lessor shall have the right, in Lessor's sole discretion, from time to time:

      (a) To make changes to the Common Areas, Including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

      (b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

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      (c)  To designate other land outside the boundaries of the Project to be a part of the Common Areas;

      (d) To add additional buildings and improvements to the Common Areas;

      (e)   To   use  the  Common  Areas  while  engaged  in  making  additional improvements, repairs or alterations to the Project, or any portion thereof; and

      (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Project as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

3.   Term.

      3.1 Term. The Commencement Date, Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

      3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease (Including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses, Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect the Expiration Date.

      3.3 Delay in Possession. Lessor agrees to use its best commercially reasonable efforts to deliver possession of the Premises to Lessee by the Commencement Date. If, despite said efforts, Lessor is unable to deliver possession as agreed, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or change the Expiration Date. Lessee shall not, however, be obligated to pay Rent or perform its other obligations until Lessor delivers possession of the Premises and any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of the delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed, but minus any days of delay caused by the acts or omissions of Lessee. If possession is not delivered within 60 days after the Commencement Date, Lessee may, at its option, by notice in writing within 10 days after the end of such 60 day period, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder. If such written notice is not received by Lessor within said 10 day period, Lessee's right to cancel shall terminate. Except as otherwise provided, if possession is not tendered to Lessee by the Start Date and Lessee does not terminate this Lease, as aforesaid, any period of rent abatement that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to what Lessee would otherwise have enjoyed under the terms hereof, but minus any days of delay caused by the acts or omissions of Lessee. If possession of the Premises is not delivered within 4 months after the Commencement Date, this Lease shall terminate unless other agreements are reached between Lessor and Lessee, in writing.

      3.4 Lessee Compliance. Lessor shall not be required to tender possession of the Premises to Lessee until Lessee complies with its obligation to provide evidence of insurance (Paragraph 8.5). Pending delivery of such evidence, Lessee shall be required to perform all of its obligations under this Lease from and after the Start Date, including the payment of Rent, notwithstanding Lessor's election to withhold possession pending receipt of such evidence of Insurance.
Further, If Lessee is required to perform any other conditions prior to or concurrent with the Start Date, the Start Date shall occur but Lessor may elect to withhold possession until such conditions are satisfied.

4.   Rent.

      4.1. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease, Including but not limited to, Base Rent, Lessee's share of Operating Expenses, estimated CAM, parking charges, late charges, service fees and ail other sums and charges of whatever nature, (except for the Security Deposit) are deemed to be rent ("Rent").

      4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share (as specified In Paragraph 1.6) of *all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

      (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs incurred by Lessor relating to the ownership and operation of the Project, including, but not limited to, the following:

            (i) The operation, repair and maintenance, in neat, clean, good order and condition, but not the replacement (see subparagraph (e)), of the following:

                  (aa) The Common Areas and Common Area improvements, including parking areas, loading and unloading areas, trash areas, roadways, parkways, walkways, driveways, landscaped areas, bumpers, Irrigation systems, Common Area lighting facilities, fences and gates, elevators, roofs, and roof drainage systems.

                  (bb) Exterior signs and any tenant directories.

                  (cc) Any fire sprinkler systems.

            (ii) The cost of water, gas, electricity and telephone to service the Common Areas and any utilities not separately metered.

            (iii) Trash disposal, pest control services, property management, security services, owner's association dues and fees, the cost to repaint the exterior of any structures and the cost of any environmental inspections.

            (iv) Reserves set aside for maintenance and repair of Common Areas and Common Area equipment.

            (v) Any increase above the Base Real Property Taxes (as defined in Paragraph 10).

            (vi) Any "Insurance Cost Increase" (as defined in Paragraph 8).

            (vii) Any deductible portion of an insured loss concerning the Building or the Common Areas.

            (viii) Auditors', accountants' and attorneys' fees and costs related to the operation, maintenance, repair and replacement of the Project.

            (ix) The cost of any capital improvement to the Building or the Project not covered under the provisions of Paragraph 2.3 provided; however, that Lessor shall allocate the cost of any such capital Improvement over a 12 year period and Lessee shall not be required to pay more than Lessee's Share of 1/144th of the cost of such capital improvement in any given month.


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            (x)  Any  other  services  to  be provided by Lessor that are stated
elsewhere in this Lease to be a Common Area Operating Expense.

      (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Unit, the Building or to any other building in the Project or to the operation, repair and maintenance thereof, shall be allocated entirely to such Unit, Building, or other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation, repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings in the Project.

      (c) The inclusion of the Improvements, facilities and services set forth in Subparagraph 4.2(a) shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Project already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

      (d) Lessee's Share of Common Area Operating Expenses is payable monthly on the same day as the Base Rent is due hereunder. The amount of such payments shall be based on Lessor's estimate of the annual Common Area Operating Expenses. Within 60 days after written request (but not more than once each year) Lessor shall deliver to Lessee a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses incurred during the preceding year. If Lessee's payments during such year exceed Lessee's Share, Lessor shall credit the amount of such over-payment against Lessee's future payments. If Lessee's payments during such year were less than Lessee's Share, Lessee shall pay to Lessor the amount of the deficiency within 10 days after delivery by Lessor to Lessee of the statement.

      (e) Except as provided in paragraph 4.2(a)(viii), Common Area Operating Expenses shall not include the cost of replacing equipment or capital components such as the roof, foundations, exterior walls or Common Area capital improvements, such as the parking lot paving, elevators, fences that have a useful life for accounting purposes of 5 years or more.

      (f) Common Area Operating Expenses shall not include any expenses paid by any tenant directly to third parties, or as to which Lessor is otherwise reimbursed by any third party, other tenant, or insurance proceeds.

      4.3 Payment. Lessee shall cause payment of Rent to be received by Lessor in lawful money of the United States, without offset or deduction (except as specifically permitted in this Lease), on or before the day on which it is due. All monetary amounts shall be rounded to the nearest whole dollar. In the event that any statement or invoice prepared by Lessor is inaccurate such inaccuracy shall not constitute a waiver and Lessee shall be obligated to pay the amount set forth in this Lease. Rent for any period during the term hereof which is for less than one full calendar month shall be prorated based upon the actual number of days of said month. Payment of Rent shall be made to Lessor at its address stated herein or to such other persons or place as Lessor may from time to time designate in writing. Acceptance of a payment which is less than the amount then due shall not be a waiver of Lessor's rights to the balance of such Rent, regardless of Lessor's endorsement of any check so stating. In the event that any check, draft, or other instrument of payment given by Lessee to Lessor is dishonored for any reason, Lessee agrees to pay to Lessor the sum of $25 in addition to any Late Charge and Lessor, at its option, may require all future Rent be paid by cashier's check. Payments will be applied first to Base Rent, and Common Area Operating Expenses, accrued Late Charges, attorney's fees, accrued Interest, and any remaining amount to any other outstanding charges or costs.

      OBLIGATION  OF  FURNISHER  OF  CREDIT INFORMATION. Pursuant to Civil code,
Section 1785.26, the Lessee is hereby notified that a negative credit report reflecting on Lessee's credit report may be submitted In the future to a credit reporting agency if Lessee falls to fulfill the terms of the rental/credit obligations or if Lessee defaults in those obligations in any way.

5. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the Security Deposit as security for Lessee's faithful performance of its obligations under this Lease. 'If Lessee fails to pay Rent, or otherwise Defaults under this Lease; Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, expense, loss or damage which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of the Security Deposit, Lessee shall within 10 days after written request therefor deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. If the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor so that the total amount of the Security Deposit shall at all times bear the same proportion to the Increased Base Rent as the Initial Security Deposit bore to the initial Base Rent. Should the Agreed Use be amended to accommodate a material change in the business of Lessee or to accommodate a sublessee or assignee, Lessor shall have the right to increase the Security Deposit to the extent necessary, in Lessor's reasonable judgment, to account for any increased wear and tear that the Premises may suffer as a result thereof. If a change In control of Lessee occurs during this Lease and following such change the financial condition of Lessee is, in Lessor's reasonable judgment, significantly reduced, Lessee shall deposit such additional monies with Lessor as shall be sufficient to cause the Security Deposit to be at a commercially reasonable level based on such change in financial condition. Lessor shall not be required to keep the Security Deposit separate from its general accounts. Within 14 days after the expiration or termination of this Lease, if Lessor elects to apply the Security Deposit only to unpaid Rent, and otherwise within 30 days after the Premises have been vacated pursuant to Paragraph 7.4(c) below, Lessor shall return that portion of the Security Deposit not used or applied by Lessor. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be prepayment for any monies to be paid by Lessee under this Lease.

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      Notwithstanding  the  restrictions  contained within California Civil Code
Section 1950.7, Lessor may utilize the security deposit for any and all debt owed by Lessee to Lessor, including, (but not limited to) future rental or worth at the time of the awarded damages as codified in Civil Code Section 1951.2 , or rent as it accrues pursuant to Civil Code Section 1951.4. To the extent that this right is Inconsistent with California Civil Code Section 1950.7, Lessee waives the protections of Civil Code Section 1950.7. Lessee waives any rights under California Civil Code Section 3275 and California Civil Code Section 1174
(c) and 1179 and any and all current or future laws which give Lessee a right to redeem, reinstate, or restore this lease after It is terminated as a result of the Lessee's breach.

6.   Use.

      6.1 Use. Lessee shall use and occupy the Premises only for the Agreed Use and for no other purpose. Lessee shall not use or permit the use of the Premises In a manner that is unlawful, creates damage, waste or a nuisance, or that disturbs occupants of or causes damage to neighboring premises or properties. Other than service animals for the disabled; Lessee shall not keep or allow in the Premises any pets, animals, birds, fish, or reptiles. Lessor may withhold or delay its consent to any written request for a modification of the Agreed Use in Lessor's sole and absolute discretion. If Lessor elects to withhold consent, Lessor shall within 7 days after such request, give written notification of same.

     6.2 Hazardous Substances.

      (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, or waste whose presence, use, manufacture, disposal, transportation, or release, either by Itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or
(iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substances shall include, but not be limited to, hydrocarbons, petroleum, gasoline, and/or crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in or on the Premises which constitutes a Reportable Use of Hazardous Substances without the express prior written consent of Lessor and timely compliance (at Lessee's expense) with all Applicable Requirements. "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and/or
(iii)  the  presence  at  the  Premises of a Hazardous Substance with respect to which any Applicable Requirements requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may use any ordinary and customary materials reasonably required to be used in the normal course of the Agreed Use, ordinary office supplies (copier toner, liquid paper, glue, etc.) and common household cleaning materials, so long as such use is in compliance with all Applicable
Requirements, is not a Reportable Use, and does not expose the Premises or neighboring property to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may condition its consent to any Reportable Use upon receiving such additional assurances as Lessor reasonably deems necessary to protect itself, the public, the Premises and/or the environment against damage, contamination, Injury and/or liability, including, but not limited to, the installation (and removal on or before Lease expiration or termination) of protective modifications (such as concrete encasements) and/or increasing the Security Deposit.

      (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor, and provide Lessor with a copy of any report, notice, claim or other documentation which it has concerning the presence of such Hazardous Substance.

      (c)  Lessee  Remediation.  Lessee  shall not cause or permit any Hazardous
Substance to be spilled or released in, on, under, or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, comply with all Applicable Requirements and take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance brought onto the Premises during the term of this Lease, by or for Lessee, or any third party.

      (d) Lessee Indemnification. Lessee shall indemnify, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, claims, expenses, penalties, and attorneys' and consultants' fees arising out of or Involving any Hazardous Substance brought onto the Premises by or for Lessee, or any third party (provided, however, that Lessee shall have no liability under this Lease with respect to underground migration of any Hazardous Substance under the Premises from areas outside of the Project not caused or contributed to by Lessee). Lessee's obligations shall include, but not be limited to, the effects of any contamination or Injury to person, property or the environment created or suffered by Lessee, and the cost of Investigation, removal, remediation, restoration and/or abatement, and shall survive the expiration or termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor in writing at the time of such agreement.

      (e)  Lessor  Indemnification.

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      (f)  Investigations and Remediations. If remediation measures are required as a result of Lessee's use (including "Alterations", as defined in paragraph 7.3(a) below) of the Premises, in which event Lessee shall be responsible for such payment. Lessee shall cooperate fully in any such activities at the request of Lessor, including allowing Lessor and Lessor's agents to have reasonable access to the Premises during business hours in order to carry out Lessor's investigative and remedial responsibilities. Although notice is not required, Lessor will attempt to provide verbal notice of Intent to enter.

      (g) Lessor Termination Option. If a Hazardous Substance Condition (see Paragraph 9.1(e)) occurs during the term of this Lease, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by the Applicable Requirements and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 6.2(d) and Paragraph 13), Lessor may, at Lessor's option, either (i) Investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) If the estimated cost to remediate such condition exceeds 12 times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee, within 30 days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition, of Lessor's desire to terminate this Lease as of the date 60 days following the date of such notice. In the event Lessor elects to give a termination notice, Lessee may, within 10 days thereafter, give written notice to Lessor of Lessee's commitment to pay the amount by which the cost of the remediation of such Hazardous Substance Condition exceeds an amount equal to 12 times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days following such commitment. In such event, this Lease shall continue in full force and effect, and Lessor shall proceed to make such remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time provided, this Lease shall terminate as of the date specified in Lessor's notice of termination.

      6.3 Lessee's Compliance with Applicable Requirements. Except as otherwise provided in this Lease, Lessee shall, at Lessee's sole expense, fully, diligently and in' a timely manner, materially comply with all Applicable Requirements, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants which relate in any manner to such Requirements, without regard to whether said Requirements are now in effect or become effective after the Start Date. Lessee shall, within 10 days after receipt of Lessor's written request, provide Lessor with copies of all permits and other documents, and other information evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice, citation, warning, complaint or report pertaining to or involving the failure of Lessee or the Premises to comply with any Applicable Requirements. Likewise, Lessee shall immediately give written notice to Lessor of: (i) any water damage to the Premises and any suspected seepage, pooling, dampness or other condition conducive to the production of mold; or (ii) any mustiness or other odors that might indicate the presence of mold in the Premises.

      6.4 Inspection; Compliance. Lessor and Lessor's "Lender" (as defined in Paragraph 30) and consultants shall have the right to enter into Premises at any time, in the case of an emergency, and otherwise at reasonable times after reasonable notice, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease. The cost of any such inspections shall be paid by Lessor, unless a violation of Applicable Requirements, or a Hazardous Substance condition (see Paragraph 9.1) Is found to exist or be imminent, or the Inspection is requested or ordered by a governmental authority. In such case, Lessee shall upon request reimburse Lessor for the cost of such inspection, so long as such inspection is reasonably related to the violation or contamination. In addition, Lessee shall provide copies of all relevant material safety data sheets (MSDS) to Lessor within 10 days of the receipt of written request therefor.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

      7.1 Lessee's Obligations.

      (a)  In  General.  Subject to the provisions of Paragraph 2.2 (Condition),
2.3 (Compliance), 6.3 (Lessee's Compliance with Applicable Requirements), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole expense, keep the Premises, Utility Installations (intended for Lessee's exclusive use, no matter where located), and Alterations in good order, condition and repair (whether or not the portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, but not limited to, all equipment or facilities, such as plumbing, HVAC equipment, electrical, lighting facilities, boilers, pressure vessels. fixtures, interior walls, Interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights but excluding any items which are the responsibility of Lessor pursuant to Paragraph 7.2. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices, specifically including the procurement and maintenance of the service contracts required by Paragraph 7.1(b) below. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair.

      Acquisition   of  Existing  Trade  Fixtures,  Utility  Installations,  and
Alterations: Pursuant to Paragraph 2.2 of the Lease Agreement, Condition, Lessor makes no representations or warranties as to the condition of existing Trade Fixtures, Utility Installations and/or Alterations. Prior to the commencement date under this Lease, Lessee shall satisfy itself as to the condition, safety and operability of

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any and all Trade Fixtures, Utility Installations, and/or Alterations left by or purchased or acquired from prior occupant. Lessor shall accept no responsibility for said trade fixtures/utility installations/Alterations and Lessee agrees to perform maintenance and service of said trade fixtures/utility installations and/or Alterations In accordance with Item 7.1 of the Lease Agreement, "Lessees Obligations", at Lessee's sole cost and expense. If any damage to Lessee's unit or Lessor's building should result from Lessee's failure to maintain or repair said trade fixtures/utility installations or Alterations, the cost of any and all repairs resulting from this damage shall be at the sole cost and expense of
Lessee.   Unless   stated   otherwise   herein,   any  Trade  Fixtures,  Utility
Installations   and/or   Alterations  acquired  from  prior  occupant  shall  be
considered Lessee Owned (See Paragraph 7.5(a) "Definitions", as well as those Installed by Lessee, and are subject to all conditions outlined in Paragraph 7.4.

      (b) Service Contracts. At Lessor's option, Lessee shall, at Lessee's sole expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in the maintenance of the following equipment and improvements, if any, if and when installed on the Premises: (i) HVAC equipment, (ii) boiler and pressure vessels,
(iii) clarifiers, and (iv) any other equipment, if reasonably required by Lessor. However, Lessor reserves the right, upon notice to Lessee, to procure and maintain any or all of such service contracts, and Lessee shall reimburse Lessor, upon demand, for the cost thereof.

      (c) Failure to Perform. If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises after 10 days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises in good order, condition and repair, and Lessee shall promptly pay to Lessor a sum equal to 445% 125% of the cost thereof.

      (d) Replacement. Subject to Lessee's indemnification of Lessor as set forth in Paragraph 8.7 below, and without relieving Lessee of liability resulting from Lessee's failure to exercise and perform good maintenance practices, if an item described in Paragraph 7.1(b) cannot be repaired other than at a cost which is in excess of 50% of the cost of replacing such Item, then such item shall be replaced by Lessor, and the cost thereof shall be prorated between the Parties and Lessee shall only be obligated to pay, each month during the remainder of the term of this Lease, on the date on which Base Rent is due, an amount equal to the product of multiplying the cost of such replacement by a fraction, the numerator of which is one, and the denominator of which is 144 (i.e. 1/144th of the cost per month). Lessee shall pay interest on the unamortized balance but may prepay its obligation at any time.

      7.2 Lessor's Obligations. Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance), 4.2 (Common Area Operating Expenses), 6 (Use),
7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep in good order, condition and repair the foundations, exterior walls, structural condition of interior bearing walls, exterior roof, fire sprinkler system, Common Area fire alarm and/or smoke detection systems, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility systems serving the Common Areas and all parts thereof, as well as providing the services for which there Is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease.

      7.3 Utility Installations; Trade Fixtures; Alterations.

      (a) Definitions. The term "Utility Installations" refers to all floor and window coverings, air and/or vacuum lines, power panels, electrical distribution, security and fire protection systems, communication cabling, lighting fixtures, HVAC equipment, plumbing, and fencing in or on the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a).

      (b) Consent. Lessee shall not make any Alterations or Utility Installations to the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof) without such consent but upon notice to Lessor, as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, will not affect the electrical, plumbing, HVAC, and/or life safety systems, and the cumulative cost thereof during this Lease as extended does not exceed a sum equal to 3 month's Base Rent In the aggregate or a sum equal to one month's Base Rent In any one year. Notwithstanding the foregoing, Lessee shall not make or permit any roof penetrations and/or install anything on the roof without the prior written approval of Lessor. Lessor may, as a precondition to granting such approval, require Lessee to utilize a contractor chosen and/or approved by Lessor. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with detailed plans. Consent shall be deemed conditioned upon Lessee's: (i) acquiring all applicable governmental permits, (ii) furnishing Lessor with copies of both the permits and the plans and specifications prior to commencement of the work, and (iii) compliance with all conditions of said permits and other Applicable Requirements in a prompt and expeditious manner,
(iv) provide Lessor with additional security deposit that shall be determined by Lessor in Its sole and absolute discretion and to charge the deposit for the actual cost of Lessor's vendor to monitor, Inspect or repair any work clone by Lessee's vendor. If Lessor's actual costs exceed the amount held In Security Deposit, Lessee shall reimburse Lessor for actual cost(s) upon demand. If all or any portion of the Security Deposit is used, Lessee shall replenish said deposit which shall be held by Lessor until Lessee's tenancy has ended and/or equipment has been removed. Any Alterations or Utility Installations shall be performed in a workmanlike manner with good and sufficient materials. Lessee shall promptly upon completion furnish Lessor with as-built plans

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and specifications. For work which costs an amount in excess of one month's Base
Rent, Lessor may condition its consent upon Lessee providing a lien and completion bond in an amount equal to 150% of the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor.

      (c) Liens; Bonds. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than 10 days notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility. If Lessee shall contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof. If Lessor shall require, Lessee shall furnish a surety bond in an amount equal to 150% of the amount of such contested lien, claim or demand, indemnifying Lessor against liability for the same. If Lessor elects to participate in any such action, Lessee shall pay Lessor's attorneys' fees and costs.

      7.4 Ownership; Removal; Surrender; and Restoration.

      (a) Ownership. Subject to Lessor's right to require removal or elect ownership as hereinafter provided, all Alterations and Utility Installations made by Lessee shall be the property of Lessee, but considered a part of the Premises. Lessor may, at any time, elect in writing to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per paragraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or termination of this Lease, become the property of Lessor and be surrendered by Lessee with the Premises.

      (b) Removal. By delivery to Lessee of written notice from Lessor not earlier than 90 and not later than 30 days prior to the end of the term of this Lease, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or termination of this Lease. Lessor may require the removal at any time of all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent.

      (c) Surrender; Restoration. Lessee shall surrender the Premises by the Expiration Date or any earlier termination date, with all of the improvements, parts and surfaces thereof broom clean and free of debris, and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice. Notwithstanding the foregoing, if this Lease is for 12 months or less, then Lessee shall surrender the Premises in the same condition as delivered to Lessee on the Start Date with NO allowance for ordinary wear and tear. Lessee shall repair any damage occasioned by the installation, maintenance or removal of Trade Fixtures, Lessee owned Alterations and/or Utility Installations, furnishings, and equipment as well as the removal of any storage tank installed by or for Lessee. Lessee shall also completely remove from the Premises any and all Hazardous Substances brought onto the Premises by or for Lessee, or any third party (except Hazardous Substances which were deposited via underground migration from areas outside of the Premises) even if such removal would require Lessee to perform or pay for work that exceeds statutory requirements. Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee. Any personal property of Lessee valued as $300 or less, not removed on or before the Expiration Date or any earlier termination date shall be deemed to have been abandoned by Lessee and may be disposed of or retained by Lessor as Lessor may desire. The failure by Lessee to timely vacate the Premises pursuant to this Paragraph 7.4(c) without the express written consent of Lessor shall constitute a holdover under the provisions of Paragraph 26 below.

8. Insurance; Indemnity.

      8.1 Payment of Premium Increases.

      (a) As used herein, the term "Insurance Cost Increase" Is defined as any Increase in the actual cost of the insurance applicable to the Building and/or the Project and required to be carried by Lessor, pursuant to Paragraphs 8.2(b), 8.3(a) and 8.3(b), ("Required Insurance"), over and above the Base Premium, as hereinafter defined, calculated on an annual basis. Insurance Cost Increase shall include, but not be limited to, requirements of the holder of a mortgage or deed of trust covering the Premises, Building and/or Project, Increased valuation of the Premises, Building and/or Project, and/or a general premium rate increase. The term Insurance Cost Increase shall not, however, include any premium increases resulting from the nature of the occupancy of any other tenant of the Building. If the parties insert a dollar amount in Paragraph 1.9, such amount shall be considered the "Base Premium." The Base Premium shall be the annual premium applicable to the 12 month period immediately preceding the Start Date. if, however, the Project was not Insured for the entirety of such 12 month period, then the Base Premium shall be the lowest annual premium reasonably obtainable for the Required Insurance as of the Start Date, assuming the most nominal use possible of the Building. In no event, however, shall Lessee be responsible for any portion of the premium cost attributable to liability insurance coverage In excess of $2,000,000 procured under Paragraph 8.2(b).

      (b) Lessee shall pay any Insurance Cost Increase to Lessor pursuant to Paragraph 4.2. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Start Data or Expiration Date.

      8.2 Liability Insurance.

      (a) Carried by Lessee. Lessee shall obtain and keep in force a Commercial General Liability policy of insurance protecting Lessee and Lessor as an additional insured against claims for bodily injury, personal injury and property damage based upon or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an annual aggregate of not less than $2,000,000. Lessee shall add Lessor and Mid Valley Management as an additional insureds by means of an endorsement at least as broad as the Insurance Service Organization's "Additional Insured-Managers or

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Lessors  of Premises" Endorsement and coverage shall also be extended to include damage  caused by heat, smoke or fumes from a hostile fire. The policy shall not
contain   any   intra-insured   exclusions   as   between   Insured  persons  or
organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's Indemnity obligations under this Lease. The limits of said insurance shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. Lessee shall provide an endorsement on its liability policy(ies) which provides that its insurance shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

      (b) Carried by Lessor. Lessor shall maintain liability insurance as described in Paragraph 8.2(a), in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

      8.3 Property Insurance - Building, Improvements and Rental Value.

      (a) Building and Improvements. Lessor shall obtain and keep in force a policy or policies of insurance in the name of Lessor, with loss payable to Lessor, any ground-lessor, and to any Lender insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full insurable replacement cost of the Premises, as the same shall exist from time to time, or the amount required by any Lender, but in no event more than the commercially reasonable and available Insurable value thereof. Lessee Owned Alterations and Utility Installations, Trade Fixtures, and Lessee's personal property shall be insured by Lessee under Paragraph 8.4. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for debris removal and the enforcement of any Applicable Requirements requiring the upgrading, demolition, reconstruction or replacement of any portion of the Premises as the result of a covered loss. Said policy or policies shall also contain an agreed valuation provision in lieu of any coinsurance clause, waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence.

      (b) Rental Value. Lessor shall also obtain and keep in force a policy or policies in the name of Lessor with loss payable to Lessor and any Lender, insuring the loss of the full Rent for one year with an extended period of indemnity for an additional 180 days ("Rental Value insurance"). Said insurance shall contain an agreed valuation provision in lieu of any coinsurance clause, and the amount of coverage shall be adjusted annually to reflect the projected Rent otherwise payable by Lessee, for the next 12 month period.

      (c) Adjacent Premises. Lessee shall pay for any increase in the premiums for the property insurance of the Building and for the Common Areas or other buildings in the Project if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

      (d) Lessee's Improvements. Since Lessor is the Insuring Party, Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease.

      8.4 Lessee's Property; Business Interruption Insurance.

      (a) Property Damage. Lessee shall obtain and maintain insurance coverage on all of Lessee's personal property, Trade Fixtures, and Lessee Owned Alterations and Utility Installations. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property, Trade Fixtures and Lessee Owned Alterations and Utility Installations. Lessee shall provide Lessor with written evidence that such insurance is in force.

      (b) Business Interruption. Lessee shall obtain and maintain loss of income and extra expense insurance in amounts as will reimburse Lessee for direct or indirect loss of earnings attributable to all perils commonly insured against by prudent lessees in the business of Lessee or attributable to prevention of access to the Premises as a result of such perils.

      (c) No Representation of Adequate Coverage. Lessor makes no representation that the limits or forms of coverage of insurance specified herein are adequate to cover Lessee's property, business operations or obligations under this Lease.

      8.5 Insurance Policies. Insurance required herein shall be by companies duly licensed or admitted to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least A-, VI, as set forth in the most current issue of "Best's Insurance Guide" or such other rating as may be required by a Lender. Lessee shall not do or permit to be done anything which invalidates the required insurance policies. Lessee shall, prior to the Start Date, deliver to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of the required insurance. No such policy shall be cancelable or subject to modification except after 30 days prior written notice to Lessor. Lessee shall, at least 10 days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such Insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. Such policies shall be for a term of at least one year, or the length of the remaining term of this Lease, whichever is less. If either Party shall fail to procure and maintain the insurance required to be carried by it, the other Party may, but shall not be required to, procure and maintain the same.

      8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages against the other, for loss of or damage to its property arising out of or incident to the perils required to be insured against herein. The effect of such releases and waivers is not limited by the amount of insurance carried or required or by any deductibles applicable hereto. The Parties agree to have their respective property damage insurance carriers waive any right to subrogation that such companies may have against Lessor or Lessee, as the case may be, so long as the insurance is not invalidated thereby.

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      8.7 Indemnity. Except for Lessor's gross negligence or willful misconduct,
Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, liens, judgments, penalties, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or in connection with, the use and/or occupancy of the Premises by Lessee. If any action or proceeding is brought against Lessor by reason of any of the foregoing matters, Lessee shall upon notice defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be defended or indemnified.

      8.8 Exemption of Lessor and Its Agents from Liability. Notwithstanding the negligence or breach of this Lease by Lessor or its age nts, neither Lessor nor its agents shall be liable under any circumstances for: (I) injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, Invitees, customers, or any other person in or about the Premises, whether such damage or Injury is caused by or results from fire, steam, electricity, gas, water or rain, indoor air quality, the presence of mold or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, HVAC or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the Building, or from other sources or places, (11) any damages arising from any act or neglect of any other tenant of Lessor or from the failure of Lessor or its agents to enforce the provisions of any other lease in the Project, or (iii) injury to Lessee's business or for any loss of income or profit therefrom. Instead, it is intended that Lessee's sole recourse in the event of such damages or injury be to file a claim on the insurance policy(ies) that Lessee is required to maintain pursuant to the provisions of paragraph 8. Lessor's non liability will apply irrespective of the active or passive negligence of Lessor, Its agents, partners, or Lenders.

      8.9 Failure to Provide Insurance. Lessee acknowledges that any failure on its part to obtain or maintain the insurance required herein will expose Lessor to risks and potentially cause Lessor to incur costs not contemplated by this Lease, the extent of which will be extremely difficult to ascertain. Accordingly, for any month or portion thereof that Lessee does not maintain the required Insurance and/or does not provide Lessor with the required binders or certificates evidencing the existence of the required insurance, the Base Rent shall be automatically increased, without any requirement for notice to Lessee, by an amount equal to 10% of the then existing Base Rent or $100, whichever is greater. The parties agree that such increase in Base Rent represents fair and reasonable compensation for the additional risk/costs that Lessor will incur by reason of Lessee's failure to maintain the required Insurance. Such Increase in Base Rent shall In no event constitute a waiver of Lessee's Default or Breach with respect to the failure to maintain such insurance, prevent the exercise of any of the other rights and remedies granted hereunder, nor relieve Lessee of its obligation to maintain the insurance specified in this Lease.

9. Damage or Destruction.

      9.1 Definitions.

      (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which can reasonably be repaired in 3 months or less from the date of the damage or destruction, and the cost thereof does not exceed a sum equal to 6 month's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total. Notwithstanding the foregoing, Premises Partial Damage shall not include damage to windows, doors, and/or other similar Items which Lessee has the responsibility to repair or replace pursuant to the provisions of Paragraph 7.1.

      (b) "Premises Total Destruction" shall mean damage or destruction to the Improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which cannot reasonably be repaired in 3 months or less from the date of the damage or destruction and/or the cost thereof exceeds a sum equal to 6 month's Base Rent. Lessor shall notify Lessee in writing within 30 days from the date of the damage or destruction as to whether or not the damage is Partial or Total.

      (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations and Trade Fixtures, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

      (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of Applicable Requirements, and without deduction for depreciation.

      (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises which requires repair, remediation, or restoration.

      9.2 Partial Damage - Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make any applicable insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds as and when required to complete said repairs. In the event, however, such shortage was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within 10 days following receipt of written notice of such shortage and request therefor. If

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Lessor  receives  said  funds  or  adequate assurance thereof within said 10 day period, the party responsible for making the repairs shall complete them as soon as reasonably possible and this Lease shall remain in full force and effect. If such funds or assurance are not received, Lessor may nevertheless elect by written notice to Lessee within 10 days thereafter to: (i) make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect, or
(ii) have this Lease terminate 30 days thereafter. Lessee shall not be entitled to reimbursement of any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

      9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) terminate this Lease by giving written notice to Lessee within 30 days after receipt by Lessor of knowledge of the occurrence of such damage. Such termination shall be effective 60 days following the date of such notice. In the event Lessor elects to terminate this Lease, Lessee shall have the right within 10 days after receipt of the termination notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage without reimbursement from Lessor. Lessee shall provide Lessor with said funds or satisfactory assurance thereof within 30 days after making such commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. If Lessee does not make the required commitment, this Lease shall terminate as of the date specified in the termination notice.

      9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs, this Lease shall terminate 60 days following such Destruction. If the damage or destruction was caused by the gross negligence or willful misconduct of Lessee, Lessor shall have the right to recover Lessor's damages from Lessee, except as provided in Paragraph 8.6.

      9.5 Damage Near End of Term. If at any time during the last 6 months of this Lease there is damage for which the cost to repair exceeds one month's Base Rent, whether or not an Insured Loss, Lessor may terminate this Lease effective 60 days following the data of occurrence of such damage by giving a written termination notice to Lessee within 30 days after the date of occurrence of such damage. Notwithstanding the foregoing, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, (a) exercising such option and (b) providing Lessor with any shortage In insurance proceeds (or adequate assurance thereof) needed to make the repairs on or before the earlier of (i) the date which is 10 days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's commercially reasonable expense, repair such damage as soon as reasonably possible and this Lease shall continue In full force and effect. If Lessee falls to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate on the date specified in the termination notice and Lessee's option shall be extinguished.

      9.6 Abatement of Rent; Lessee's Remedies.

      (a) Abatement In the event of Premises Partial Damage or Premises Total Destruction or a Hazardous Substance Condition for which Lessee is not responsible under this Lease, the Rent payable by Lessee for the period required for the repair, remediation or restoration of such damage shall be abated in proportion to the degree to which Lessee's use of the Premises Is impaired, but not to exceed the proceeds received from the Rental Value Insurance. All other obligations of Lessee hereunder shall be performed by Lessee, and Lessor shall have no liability for any such damage, destruction, remediation, repair or restoration except as provided herein.

      (b) Remedies. If Lessor shall be obligated to repair or restore the Premises and does not commence, in a substantial and meaningful way, such repair or restoration within 90 days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than 60 days following the giving of such notice. If Lessee gives such notice and such repair or restoration is not commenced within 30 days thereafter, this Lease shall terminate as of the date specified in said notice. If the repair or restoration is commenced within such 30 days, this Lease shall continue in full force and effect. "Commence" shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

      9.7 Termination; Advance Payments. Upon termination of this Lease pursuant to Paragraph 6.2(g) or Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor.

      9.8 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. Real Property Taxes.

      10.1 Definitions.

      (a) "Real Property Taxes." As used herein, the term "Real Property Taxes" shall Include any form of assessment; real estate, general, special, ordinary or extraordinary, or rental levy or tax (other than inheritance, personal income or estate taxes);

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improvement bond; and/or license fee imposed upon or levied against any legal or equitable interest of Lessor in the Project, Lessor's right to other income therefrom, and/or Lessor's business of leasing, by any authority having the direct or indirect power to tax and where the funds are generated with reference to the Project address and where the proceeds so generated are to be applied by the city, county or other local taxing authority of a jurisdiction within which the Project is located. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein: (i) imposed by reason of events occurring during the term of this Lease, including but not limited to, a change in the ownership of the Project, (ii) a change in the improvements thereon, and/or (iii) levied or assessed on machinery or equipment provided by Lessor to Lessee pursuant to this Lease.

      (b) "Base Real Property Taxes." As used herein, the term "Base Real Property Taxes" shall be the amount of Real Property Taxes, which are assessed against the Premises, Building, Project or Common Areas in the calendar year during which the Lease is executed. In calculating Real Property Taxes for any calendar year, the Real Property Taxes for any real estate tax year shall be included in the calculation of Real Property Taxes for such calendar year based upon the number of days which such calendar year and tax year have in common.

      10.2 Payment of Taxes. Except as otherwise provided in Paragraph 10.3, Lessor shall pay the Real Property Taxes applicable to the Project, and said payments shall be Included in the calculation of Common Area Operating Expenses in accordance with the provisions of Paragraph 4.2.

      10.3 Additional Improvements. Common Area Operating Expenses shall not include Real Property Taxes specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Project by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.2 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating Expenses are payable under Paragraph 4.2, the entirety of any increase in Real Property Taxes if assessed solely by reason of Alterations, Trade Fixtures or Utility Installations placed upon the Premises by Lessee or at Lessee's request or by reason of any alterations or improvements to the Premises made by Lessor subsequent to the execution of this Lease by the Parties.

      10.4 Joint Assessment. If the Building is not separately assessed, Real Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

      10.5 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises. When possible, Lessee shall cause Its Lessee Owned Alterations and Utility Installations, Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

      11. Utilities and Services. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. Notwithstanding the provisions of Paragraph 4.2, if at any time in Lessor's sole judgment, Lessor determines that Lessee is using a disproportionate amount of water, electricity or other commonly metered utilities, or that Lessee is generating such a large volume of trash as to require an increase in the size of the trash receptacle and/or an increase in the number of times per month that it is emptied, then Lessor may increase Lessee's Base Rent by an amount equal to such increased costs. There shall be no abatement of Rent and Lessor shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service due to riot, strike, labor dispute, breakdown, accident, repair or other cause beyond Lessor's reasonable control or in cooperation with governmental request or directions.

12. Assignment and Subletting.

      12.1 Lessor's Consent Required.

      (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber (collectively, "assign or assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent.

      (b) Unless Lessee is a corporation and its stock is publicly traded on a national stock exchange, a change in the control of Lessee shall constitute an assignment requiring consent. The transfer, on a cumulative basis, of 25% or more of the voting control of Lessee shall constitute a change in control for this purpose.

      (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, which results or will result in a reduction of the Net Worth of Lessee by an amount greater than 25% of such Net Worth as it was represented at the time of the execution of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, whichever was or is greater, shall be considered an assignment of this Lease to which Lessor may withhold its consent. "Net Worth of Lessee" shall mean the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles.

      (d) An assignment or subletting without consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unapproved assignment or subletting as a noncurable Breach, Lessor may either: (i) terminate this Lease, or (ii) upon 30 days written notice, Increase the monthly Base Rent to 110% of the Base Rent then in effect. Further, in the event of such Breach and rental adjustment, (I) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to 110% of the price previously in effect, and (II) all fixed and non-fixed rental adjustments scheduled during the remainder of the Lease term shall be increased to 110% of the scheduled adjusted rent.

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      (e)  Lessee's  remedy  for any breach of Paragraph 12.1 by Lessor shall be limited to compensatory damages and/or injunctive relief.

      (f) Lessor may reasonably withhold consent to a proposed assignment or subletting if Lessee Is in Default at the time consent is requested.

      (g) Notwithstanding the foregoing, allowing a diminimus portion of the Premises, i.e. 20 square feet or less, to be used by a third party vendor in connection with the Installation of a vending machine or payphone shall not constitute a subletting.

      12.2 Terms and Conditions Applicable to Assignment and Subletting.

      (a)  Regardless  of  Lessor's consent, no assignment or subletting shall :
(i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Rent or for the performance of any other obligations to be performed by Lessee.

      (b) Lessor may accept Rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of Rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for Lessee's Default or Breach.

      (c) Lessors consent to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting.

      (d) In the event of any Default or Breach by Lessee, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of Lessee's obligations under this Lease, including any assignee or sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefore to Lessor, or any security held by Lessor.

      (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a fee of $500 as consideration for Lessors considering and processing said request. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested. (See also Paragraph 36)

      (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment, entering into such sublease, or entering into possession of the Premises or any portion thereof, be deemed to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented to In writing.

      (g) Lessors consent to any assignment or subletting shall not transfer to the assignee or sublessee any Option granted to the original Lessee by this Lease unless such transfer is specifically consented to by Lessor in writing. (See Paragraph 39.2)

      12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

      (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all Rent payable on any sublease, and Lessor may collect such Rent and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach shall occur in the performance of Lessee's obligations, Lessee may collect said Rent. Any Lessee payment or other sums received by Lessee or any other person in connection with this Lease shall be conclusively presumed to have been paid by Lessee or on Lessees behalf. If, as a result of any proposed Assignment or Sublease, Lessee receives rent or other consideration, either Initially or over the term of the Assignment or Sublease, in excess of the rent called for hereunder, or in the case of the Sublease of a portion of the Premises, in excess of the rent allocable to such portion, Lessee shall pay to Lessor as additional rent hereunder, all of the excess gross proceeds of each such payment of rent or other consideration received by Lessee promptly after its receipt. Lessor shall not, by reason of the foregoing or any assignment of such sublease, nor by reason of the collection of Rent, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor all Rent due and to become due under the sublease. Sublessee shall rely upon any such notice from Lessor and shall pay all Rents to Lessor without any obligation or right to inquire as to whether such Breach exists, notwithstanding any claim from Lessee to the contrary.

      (b) In the event of a Breach by Lessee, Lessor may, at its option, require sublessee to adorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any prior Defaults or Breaches of such sublessor.

      (c) Any matter requiring the consent of the sublessor under a sublease shall also require the consent of Lessor.

      (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

      (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

      13.1 Default; Breach. A "Default" is defined as a failure by the Lessee to comply with or perform any of the terms,

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covenants,  conditions  or Rules and Regulations under this Lease. A "Breach" is defined as the occurrence of one or more of the following Defaults, and the failure of Lessee to cure such Default within any applicable grace period:

      (a) The abandonment of the Premises; or the vacating of the Premises without providing a commercially reasonable level of security, or where the coverage of the property Insurance described in Paragraph 8.3 is jeopardized as a result thereof, or without providing reasonable assurances to minimize potential vandalism.

      (b) The failure of Lessee to make any payment of Rent or any Security Deposit required to be made by Lessee hereunder, whether to Lessor or to a third party, when due, to provide reasonable evidence of Insurance or surety bond, or to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of 3 business days following written notice to Lessee.

      (c) The commission of waste, act or acts constituting public or private nuisance, and/or an Illegal activity on the Premises by Lessee, where such actions continue for a period of 3 business days following written notice to Lessee.

      (e) The failure by Lessee to provide (i) reasonable written evidence of compliance with Applicable Requirements, (ii) the service contracts, (iii) the rescission of an unauthorized assignment or subletting, (iv) an Estoppel Certificate, (v) a requested subordination, (vi) evidence concerning any guaranty and/or Guarantor, (vii) any document requested under Paragraph 41,
(viii) material data safety sheets (MSDS), or (ix) any other documentation or information which Lessor may reasonably require of Lessee under the terms of this Lease, where any such failure continues for a period of 10 days following written notice to Lessee.

      (f) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 2.9 hereof, other than those described In subparagraphs 13.1(a), (b), (c) or (d), above, where such Default continues for a period of 30 days after written notice; provided, however, that if the nature of Lessee's Default is such that more than 30 days are reasonably required for its cure, then it shall not be deemed to be a Breach if Lessee commences such cure within said 30 day period and thereafter diligently prosecutes such cure to completion.

      (g) The occurrence of any of the following events: (i) the making of any general arrangement or assignment for the benefit of creditors; (ii) becoming a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto
(unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's Interest in this Lease, where possession Is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's Interest in this Lease, where such seizure is not discharged within 30 days; provided, however, in the event that any provision of this subparagraph is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

      (h) The discovery that any financial statement of Lessee or of any Guarantor given to Lessor was materially false.

      (i) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a Guarantor, (ii) the termination of a Guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (Iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (Iv) a Guarantor's refusal to honor the guaranty, or (v) a Guarantor's breach of its guaranty obligation on an anticipatory basis, and Lessee's failure, within 60 days following written notice of any such event, to provide written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

      13.2 Remedies. If Lessee fails to perform any of its affirmative duties or obligations, within 10 days after written notice (or in case of an emergency, without notice), Lessor may, at its option, perform such duty or obligation on Lessee's behalf, Including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. Lessee shall pay to Lessor an amount equal to 1-46-% 125% of the costs and expenses incurred by Lessor in such performance upon receipt of an invoice therefor. In the event of a Breach, Lessor may, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach:

      (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor in connection with this Lease applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of the District within which the Premises are located at the time of award plus one percent. Efforts by Lessor to mitigate damages caused by Lessee's Breach of this Lease shall not waive Lessor's right to recover damages under Paragraph 12. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding any unpaid Rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit. If a notice and grace period required under Paragraph 13.1 was not previously given, a notice to pay rent or quit, or to perform or quit given to Lessee under the unlawful detainer statute shall also constitute the notice required by

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Paragraph  13.1. In such case, the applicable grace period required by Paragraph
13.1 and the unlawful detainer statute shall run concurrently, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

      (b) Continue the Lease and Lessee's right to possession and recover the Rent as it becomes due, in which event Lessee may sublet or assign, subject only to reasonable limitations. Acts of maintenance, efforts to relet, and/or the appointment of a receiver to protect the Lessor's interests, shall not constitute a termination of the Lessee's right to possession.

      (c) Pursue any other remedy now or hereafter available under the laws or judicial decisions of the state wherein the Premises are located. The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

      13.3 Inducement Recapture. Any agreement for free or abated rent or other charges, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions", shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease. Upon Breach of this Lease by Lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an Inducement Provision shall be immediately due and payable by Lessee to Lessor, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this paragraph shall not be deemed a waiver by Lessor of the provisions of this paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

      13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee of Rent will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by any Lender. Accordingly, If any Rent shall not be received by Lessor within '6 '10 days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall immediately pay to Lessor a one-time late charge equal to 10% of each such overdue amount or $100, whichever is greater. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of such late payment. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent the exercise of any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for 3 consecutive installments of Base Rent, then notwithstanding any provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly In advance.

      13.5 Interest. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor, when due as to scheduled payments (such as Base
Rent) or within 30 days following the date on which it was due for non-scheduled payment, shall bear interest from the date when due, as to scheduled payments, or the 31st day after it was due as to non-scheduled payments. The interest ("Interest") charged shall be computed at the rate of 10% per annum but shall not exceed the maximum rate allowed by law. Interest is payable in addition to the potential late charge provided for in Paragraph 13.4.

      13.6 Breach by Lessor.

      (a) Notice of Breach. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph, a reasonable time shall in no event be less than 30 days after receipt by Lessor, and-any-L-coder-whew-nameandaddress-shall-have-been-furnished-Lessee-In-writing-for-such-purposer of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than 30 days are reasonably required for its performance, then Lessor shelf not be In breach if performance Is commenced within such 30 day period and thereafter diligently pursued to completion. , (b) Performance by Lessee on Behalf of Lessor. In the event that neither Lesser nor Lender cures said breach within 30 days after receipt of said notice or if having commenced said cure they do not diligently pursue it to completion then-Lessee may elect to cure said breash at Lessee's expense and offset from Rent the actual and reasonable cost to perform such cure provided however that such offset shall not exceed an amount equal to the greater of one month's Base Rent or the Security Deposit, reserving Lessee's right to reimbursement from Lessor for any such expense in excess of such offset. Lessee shall document the cost of said cure and supply said documentation to Lessor,

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (collectively "Condemnation"), this Lease shall terminate as to the part taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the Unit, or more than 25% of Lessee's Reserved Parking Spaces, is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing within 10 days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within 10 days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in proportion to the reduction in utility of the Premises caused by such Condemnation. Condemnation awards and/or payments shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold, the value of the part taken, or for severance damages; provided, however, that Lessee shall be entitled to any compensation for Lessee's relocation expenses, loss of business goodwill and/or Trade Fixtures, without regard to whether or not this Lease is terminated pursuant to the provisions of this Paragraph. All Alterations and Utility Installations made to the Premises by Lessee, for purposes of Condemnation only, shall be considered the property of the

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Lessee and Lessee shall be entitled to any and all compensation which is payable therefor. In the event that this Lease is not terminated by reason of the Condemnation, Lessor shall repair any damage to the Premises caused by such Condemnation.

15. Brokerage Fees.

      15.1 Additional Commission. In addition to the payments owed pursuant to Paragraph 1.10 above.

      15.3 Representations and Indemnities of Broker Relationships. Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any) in connection with this Lease, and that no one other than said named Brokers is entitled to any commission or finder's fee in connection herewith. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

14. Estoppel Certificates.

      (a) Lessee (as "Responding Party") shall within 10 clays after written notice from the other-Party Lessor. (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Estoppel Certificate" form published by the AIR Commercial Real Estate Association, or any other estoppel form requested by Lessor, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

      (b) If the Responding Party shall fail to execute or deliver the Estoppel Certificate within such 10 day period, the Requesting-Party may execute an Estoppel Certificate stating that (I) the Lease is in full force and effect without modification except as may be represented by the Requesting Party, (ii) there are no uncured defaults in the Requesting Party's performance, and (iii) if Lessor is the Requesting Party, not more than one month's rent has been paid in advance. Prospective purchasers and encumbrancers may rely upon the Requesting Party's Estoppel Certificate, and the Responding Party shall be estopped from denying the truth of the facts contained in said Certificate.

      (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements as maybe reasonably required by such lender or purchaser, Including but not limited to Lessee's financial statements for the past 3 years. Lessor reserves the right during the Lease term to re-verify credit data of any two previously provided by Lessee or have Lessee provide updated credit data to Leeesor upon writen request. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Definition of Lessor. The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's Interest in the prior lease. In the event of a transfer of Lessor's title or Interest in the Premises or this Lease, Lessor shall deliver to the transferee or assignee (In cash or by credit) any unused Security Deposit held by Lessor. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined.

18. Severability. The Invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Days. Unless otherwise specifically indicated to the contrary, the word "days" as used in this Lease shall mean and refer to calendar days.

20. Limitation on Liability. The obligations of Lessor under this Lease shall not constitute personal obligations of Lessor, or its partners, members, directors, officers or shareholders, and Lessee shall look to the Premises, and to no other assets of Lessor, for the satisfaction of any liability of Lessor with respect to this Lease, and shall not seek recourse against Lessor's partners, members, directors, officers or shareholders, or any of their personal assets for such satisfaction.

21. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease,

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22.  No  Prior  or  Other Agreements; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the use, nature, quality and character of the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either Party. The liability (including court costs and attorneys' fees), of any Broker with respect to negotiation, execution, delivery or performance by either Lessor or Lessee under this Lease or any amendment or modification hereto shall be limited to an amount up to the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

23. Notices.

      23.1 Notice Requirements. All notices required or permitted by this Lease or applicable law shall be in writing and may be delivered in person (by hand or by courier) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's Lessee's signature on this Lease shall be that Party's Lessee's address for delivery or mailing of notices. The addresses listed in Paragraph 4 of the Addendum I will be the Lessor's address for delivery or mailing of notices to Lessor. Either Party may by written notice to the other specify a different address for notice, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice. A copy of all notices to Lessor shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate in writing.

      23.2 Date of Notice. Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mall the notice shall be deemed given 72 hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mall or overnight courier that guarantee next day delivery shall be deemed given 24 hours after delivery of the same to the Postal Service or courier. Notices transmitted by facsimile transmission or similar means shall be deemed delivered upon telephone confirmation of receipt (confirmation report from fax machine is sufficient), provided a copy is also delivered via delivery or mail. If notice is received on a Saturday, Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. The acceptance of Rent by Lessor shall not be a waiver of any Default or Breach by Lessee. Any payment by Lessee may be accepted by Lessor on account of monies or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment

25. Disclosures Regarding The Nature of a Real Estate Agency Relationship.

      (a)When entering into a discussion with a real estate agent regarding a real estate transaction, a Lessor or Lessee should from the outset understand what type of agency relationship or representation it has with the agent or agents in the transaction. Lessor and Lessee acknowledge being advised by the Brokers in this transaction, as follows:

            (i) Lessor's Agent. A Lessor's agent under a listing agreement with the Lessor acts as the agent for the Lessor only. A Lessor's agent or subagent has the following affirmative obligations: To the Lessor: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessor. To the Lessee and the Lessor: a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duty of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent is not obligated to reveal to either Party any confidential Information obtained from the other Party which does not involve the affirmative duties set forth above.

            (ii) Lessee's Agent. An agent can agree to act as agent for the Lessee only. In these situations, the agent is not the Lessor's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Lessor. An agent acting only for a Lessee has the following affirmative obligations. To the Lessee: A fiduciary duty of utmost care, integrity, honesty, and loyalty in dealings with the Lessee. To the Lessee and the Lessor a. Diligent exercise of reasonable skills and care in performance of the agent's duties. b. A duly of honest and fair dealing and good faith. c. A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the Parties. An agent Is not obligated to reveal to either Party any confidential information obtained from the other Party which does not involve the affirmative duties set forth above.

            (iii) Agent Representing Both Lessor and Lessee. A real estate agent, either acting directly or through one or more associate licenses, can legally be the agent of both the Lessor and the Lessee in a transaction, but only with the knowledge and consent of both the Lessor and the Lessee. In a dual agency situation, the agent has the following affirmative obligations to both the Lessor and the Lessee: a. A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either Lessor or the Lessee. b. Other duties to the Lessor and the Lessee as stated above in subparagraphs (i) or
(ii). In representing both Lessor and Lessee, the agent may not without the express permission of the respective Party, disclose to the other Party that the Lessor will accept rent in an amount less than that indicated in the listing or that the Lessee is willing to pay a higher rent than that offered. The

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above  duties  of the agent In a real estate transaction do not relieve a Lessor or Lessee from the responsibility to protect their own interests. Lessor and Lessee should carefully read all agreements to assure that they adequately express their understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

      (b) Brokers have no responsibility with respect to any default or breach hereof by either Party. The Parties agree that no lawsuit or other legal proceeding involving any breach of duty, error or omission relating to this Lease may be brought against Broker more than one year after the Start Date and that the liability (Including court costs and attorneys' fees), of any Broker with respect to any such lawsuit and/or legal proceeding shall not exceed the fee received by such Broker pursuant to this Lease; provided, however, that the foregoing limitation on each Broker's liability shall not be applicable to any gross negligence or willful misconduct of such Broker.

      (c) Buyer and Seller agree to identify to Brokers as "Confidential" any communication or information given Brokers that is considered by such Party to be confidential.

      26. No Right. To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or termination of this Lease. In the event that Lessee holds over, then the Base Rent shall be increased to 150% of the Base Rent applicable immediately preceding the expiration or termination. Nothing contained herein shall be construed as consent by Lessor to any holding over by Lessee.

      In the event that Lessee holds over In violation of the above paragraph, then In addition to the Increase of Base Rent and all Additional Rent, Lessee shall be liable to Lessor for all costs, losses, claims or liabilities (including attorney's fees) which Lessor may Incur as a result of Lessee's failure to surrender possession of the Premises to Lessor upon the expiration or earlier termination of this Lease.

27. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions; Construction of Agreement. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions. In construing this Lease, all headings and titles are for the convenience of the Parties only and shall not be considered a part of this Lease. Whenever required by the context, the singular shall include the plural and vice versa. This Lease shall not be construed as if prepared by one of the Parties, but rather according to its fair meaning as a whole, as if both Parties had prepared it.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

      30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device"), now or hereafter placed upon the Premises, to any and all advances made on the security thereof, and to all renewals, modifications, and extensions thereof. Lessee agrees that the holders of any such Security Devices (in this Lease together referred to as "Lender") shall have no liability or obligation to perform any of the obligations of Lessor under this Lease. Any Lender may elect to have this Lease and/or any Option granted hereby superior to the lien of Its Security Device by giving written notice thereof to Lessee, whereupon this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 Attornment. In the event that Lessor transfers title to the Premises, or the Premises are acquired by another upon the foreclosure or termination of a Security Devise to which this Lease is subordinated (i) Lessee shall, subject to the non-disturbance provisions of Paragraph 30.3, attorn to such new owner, and upon request, enter into a new lease, containing all of the terms and provisions of this Lease, with such new owner for the remainder of the term hereof, or, at the election of the new owner, this Lease will automatically become a new lease between Lessee and such new owner, and (ii) Lessor shall thereafter be relieved of any further obligations hereunder and such new owner shall assume all of Lessor's obligations, except that such new owner shall not: (a) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership; (b) be subject to any offsets or defenses which Lessee might have against any prior lessor, (c) be bound by prepayment of more than one month's rent, or (d) be liable for the return of any security deposit paid to any prior lessor.

      30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving a commercially reasonable non-disturbance agreement (a "Non-Disturbance Agreement") from the Lender which Non-Disturbance Agreement provides that Lessee's possession of the Premises, and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not In Breach hereof and attorns to the record owner of the
Premises. Further, within 60 days after the execution of this Lease, Lessor shall use its commercially reasonable efforts to obtain a Non-Disturbance Agreement from the holder of any pre-existing Security Device which is secured by the Premises. In the event that Lessor is unable to provide the Non-Disturbance Agreement within said 60 days, than Lessee may, at Lessee's option, directly contact Lender and attempt to negotiate for the execution and delivery of a Non-Disturbance Agreement.

      30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any subordination, attornment and/or Non-Disturbance Agreement provided for herein.

      31. Attorneys' Fees. If any Party or Broker brings an action or proceeding involving the Premises whether founded in tort, contract or equity, or to declare rights hereunder, the Prevailing Party (as hereafter defined) in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorneys' fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or

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not  such  action  or  proceeding  is pursued to decision or judgment. The term,
"Prevailing Party" shall Include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, Judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred. In addition, Lessor shall be entitled to attorneys' fees, costs and expenses incurred In the preparation and service of notices of Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach ($500 is a reasonable minimum per occurrence for such services and consultation).

32. Lessor's Access; Showing Premises; Repairs. Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, In the case of an emergency, and otherwise at reasonable times after reasonable prior notice for the purpose of showing the same to prospective purchasers, lenders, or tenants, and making such alterations, repairs, improvements or additions to the Premises as Lessor may deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no material adverse effect on Lessee's use of the Premises. All such activities shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, any auction upon the Premises without Lessor's prior written consent. Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to permit an auction.

34. Signs. Lessor may place on the Premises ordinary "For Sale" signs at any time and ordinary "For Lease" signs during the last 6 months of the term hereof. Lessee shall not place any sign upon the Project without Lessor's prior written consent. All signs must comply with all Applicable Requirements. See Item 13. of Rules & Regulations

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, that Lessor may elect to continue any one or all existing subtenancies. Lessor's failure within 10 days following any such event to elect to the contrary by written notice to the holder of any such lesser Interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents. Except as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (Including but not limited to architects', attorneys', engineers' and other consultants' fees) Incurred in the consideration of, or response to, a request by Lessee for any Lessor consent, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee upon receipt of an invoice and supporting documentation therefor. Lessor's consent to any act, assignment or subletting shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated In writing by Lessor at the time of such consent. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given. In the event that either Party disagrees with any determination made by the other hereunder and reasonably requests the reasons for such determination, the determining party shall furnish its reasons in writing and In reasonable detail within 10 business days following such request.

37. Guarantor.

      37.1 Execution. The Guarantors, if any, shall each execute a guaranty in the form similar to the most recently published by the AIR Commercial Real Estate Association,.

      37.2 Default, It shall constitute a Default of the Lessee if any Guarantor falls or refuses, upon request to provide: (a) evidence of the execution of the guaranty, including the authority of the party signing on Guarantor's behalf to obligate Guarantor, and In the case of a corporate Guarantor, a certified copy of a resolution of its board of directors authorizing the making of such guaranty, (b) current financial statements, (c) an Estoppel Certificate, or (d) written confirmation that the guaranty is still In effect.

38. Quiet Possession. Subject to payment by Lessee of the Rent and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession and quiet enjoyment of the Premises during the term hereof.

39. Options. If Lessee Is granted an option, as defined below, then the following provisions shall apply.

      39.1 Definition. "Option" shall mean: (a) the right to extend the term of or renew this Lease.

      39.2 Options Personal To Original Lessee. Any Option granted to Lessee in this Lease is personal to the original Lessee, and cannot be assigned or exercised by anyone other than said original Lessee and only while the original Lessee is in full possession of the Premises and, if requested by Lessor, with Lessee certifying that Lessee has no intention of thereafter assigning or subletting.

      39.3 Multiple Options. In the event that Lessee has any multiple Options to extend or renew this Lease, a later Option cannot be exercised unless the prior Options have been validly exercised.

      39.4 Effect of Default on Options.

      (a) Lessee shall have no right to exercise an Option: (i) during the period commencing with the giving of any notice of Default and continuing until said Default is cured, (ii) during the period of time any Rent Is unpaid (without regard to whether notice thereof is given Lessee), (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessee has been

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given  3  or  more  notices of separate Default, whether or not the Defaults are cured, during the 12 month period immediately preceding the exercise of the Option.

      (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

      (c) An Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and prior to the commencement of the extended term or completion of the purchase, (i) Lessee fails to pay Rent for a period of 30 days after such Rent becomes due (without any necessity of Lessor to give notice thereof), or (ii) If Lessee commits a Breach of this Lease.

40. Security Measures. Lessee hereby acknowledges that the Rent payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties. The Project Is not a full security property and Lessor does not guarantee or warrant the personal security or safety of Lessee or its Invitees. Lessor does utilize the services of a Courtesy Patrol Service, the cost of which is Included as a Common Area Maintenance expense borne by Lessee. However, any cautionary measures that Lessor takes (whether a Courtesy Patrol Service, gate, or otherwise) which may presently exist or later be installed on the Property are neither a guarantee nor warranty against criminal acts of others on the Project or otherwise.

41. Reservations. Lessor reserves the right: (i) to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, (ii) to cause the recordation of parcel maps and restrictions, and
(iii) to create and/or install new utility raceways, so long as such easements, rights, dedications, maps, restrictions, and utility raceways do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate such rights.
(iv) Lessor reserves the right to move Lessee to other, reasonably similar space in the building or Project. Lessor must provide at least sixty (60) clays prior written notice to Lessee, In connection therewith, the costs of preparing such other premises for Lessee's use, together with Lessee's reasonable costs of moving, shall be borne by Lessor, but In no event shall Lessor be required to pay an amount In excess of two months Base Rent.

      (v) Lessor reserves the right, exercisable with sixty (60) clays notice and without liability to Lessee, to change the name and address of the Premises. Said sixty (60) clays notice shall conclusively be deemed reasonable notice to Lessee.

      (vi) Lessor reserves the right to re-run Lessee's credit at a later date clue to collection and/or screening purposes.

42. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay. A Party who does not initiate suit for the recovery of sums paid "under protest" within 6 months shall be deemed to have waived its right to protest such payment.

43. Authority.; Multiple Parties; Execution.

      (a) If either Party hereto is a corporation, trust, limited liability company, partnership, or similar entity, each Individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. Each Party shall, within 30 days after request, deliver to the other Party satisfactory evidence of such authority.

      (b) If this Lease is executed by more than one person or entity as "Lessee", each such person or entity shall be jointly and severally liable hereunder. It is agreed that any one of the named Lessees shall be empowered to execute any amendment to this Lease, or other document ancillary thereto and bind all of the named Lessees, and Lessor may rely on the same as if all of the named Lessees had executed such document.

      (c) This Lease may be executed by the Parties in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Instrument.

44. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

45. Offer. Preparation of this Lease by either party or their agent and submission of same to the other Party shall not be deemed an offer to lease to the other Party. This Lease is not intended to be binding until executed and delivered by all Parties hereto.

46. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by a Lender in connection with the obtaining of normal financing or refinancing of the Premises.

47. Waiver of Jury Trial. THE PARTIES HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY to the extent provided by law, IN ANY ACTION OR PROCEEDING INVOLVING THE PROPERTY OR ARISING OUT OF THIS AGREEMENT.

48. Mediation and Arbitration of Disputes. An Addendum requiring the Mediation and/or the Arbitration of all disputes between the Parties and/or Brokers arising out of this Lease Q Is [X] is not attached to this Lease. Americans with Disabilities Act. Since compliance with the Americans with Disabilities Act
(ADA) is dependent upon

                                 Page 21 of 23
     /s/                                                              /s/
INITIALS                                                           INITIALS
(c)1998 - AIR COMMERCIAL REAL ESTATE ASSOCIATION                FORM MTG-4-5/50E

Lessee's specific use of the Premises, Lessor makes no warranty or representation as to whether or not the Premises comply with ADA or any similar legislation. In the event that Lessee's use of the Premises requires modifications or additions to the Premises in order to be in ADA compliance, Lessee agrees to make any such necessary modifications and/or additions at Lessee's expense.

49. NONDISCRIMINATION AND NONSEGREGATION COVENANT. Lessee herein covenants by and for himself or herself, his or her heirs, executors, administrators, assigns, and for all persons claiming under or through him or her. This Lease Is made and accepted upon and subject to the following conditions:

      That there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status, national origin or ancestry, In the Leasing, Subleasing, transferring, use, occupancy, tenure and enjoyment of the Premises herein Leased: nor shall Lessee himself, or any person claiming under or through him or her, establish or permit any such practice or practices of discrimination and/or segregation with reference to the selection, location, number, use and occupancy of Lessees, Tenants, Sub lessees, Subtenants, Assignees and/or Vendees In the Premises herein Leased.

50. PROPOSITION 65 WARNING: The State of California requires that we warn you that the property contains chemicals known to the State of California to cause cancer, birth defects, and other reproductive harm. These chemicals may be contained in emissions and fumes from building materials, products and materials used to maintain the property, and emissions, fumes, and smoke from lessee and Invitees activities, including but not limited to the use of motor vehicles, and tobacco products. These chemicals may include, but are not limited to carbon monoxide, formaldehyde, tobacco smoke, unleaded gasoline, soots, tars, and mineral oils.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL REAL ESTATE ASSOCIATION OR BY ANY BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PREMISES, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT AND THE SUITABILITY OF THE PREMISES FOR LESSEE'S INTENDED USE.

WARNING: IF THE PREMISES ARE LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE LEASE MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PREMISES ARE LOCATED.

The parties hereto have executed this Lease at the place and on the dates specified above their respective signatures.

Executed at: Fullerton Business Center     Executed:
On:                                        On:

By LESSOR:                                 By LESSEE:
Fullerton Business Center, LLC             Allied Med, Inc., an Oregon
a Delaware limited liability company       Corporation
by the Ezralow Company, LLC, a
Delaware limited liability company dba     /s/ Jack Amin
Mid Valley Management, its Managing        Name Printed:  Jack Amin
Agent                                      Title: President

By: /s/ Terri Rhoades
Name Printed: Terri Rhoades
Title:  Authorized Agent                   By: /s/ Jack Amin
                                           Name Printed:  Jack Amin
                                           Title: Vice President



                                 Page 22 of 23
     /s/                                                              /s/
INITIALS                                                           INITIALS
(c)1998 - AIR COMMERCIAL REAL ESTATE ASSOCIATION                FORM MTG-4-5/50E

Name Printed:                                 Address:

Title:________________________________________

--------------------------------------------------------------------------------
 Address:
                                             Telephone:(--)_____________________
                                             Facsimile:(_)______________________
                                             Federal ID No._____________________
 Telephone:(     )
 Facsimile:(_)________________________________
 Federal ID No._______________________________








 BROKER:______________________________________BROKER;



--------------------------------------------------------------------------------
Att:__________________________________________ Att:_____________________________
fide:_________________________________________ *illc:-
________________________________________________________________________________

Address:______________________________________-Address:_________________________

--------------------------------------------------------------------------------
Telephone:(_}________________________________- T-elephene:______________________
Faesimilc:(__________________________________) - Faesimilc:(____________________
FederaHD-No__________________________________ Federal-



NOTICE: These forms are often modified to meet changing requirements of law and Industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 800 W 6th Street, Suite 800, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213)
687-8616.

          (c)Copyright 1998 By AIR Commercial Real Estate Association.
                              All rights reserved.
          No part of these works may be reproduced In any form without permission in writing.



















                                 Page 23 of 23
     /s/                                                              /s/
INITIALS                                                           INITIALS
(c)1998 - AIR COMMERCIAL REAL ESTATE ASSOCIATION                FORM MTG-4-5/50E

                 ADDENDUM I for STANDARD INDUSTRIALICOMMERCIAL
                            MULTI-TENANT LEASE GROSS

      THIS ADDENDUM is attached to and integrated as a part of that certain Lease dated July 8, 2009, by and between Fullerton Business Center, LLC, "Lessor", and Allied Med, Inc., an Oregon Corporation,, "Lessee", and constitutes additional Covenants, Conditions and Agreements contained herein, which Addendum shall prevail in the event of any conflict between the Covenants, Conditions and Agreements contained herein and those in said Lease.

CONDITION OF PREMISES and COMPLIANCE WITH LAWS SEE ITEMS 2.2 AND 2.3 OF LEASE AGREEMENT

1. Lessee shall complete and return the "Unit Inspection Checklist" within 30 days of the lease commencement. A blank "Unit Inspection Checklist" is an attachment to this Lease, included with your cover letter or is available from Lessor. Unless otherwise specified in the Lease, Lessor will have no obligation to make repairs; the Unit Inspection Checklist will be a benchmark documenting the condition of the Premises when Lessee took possession. If Lessee fails to complete and return the Unit Inspection Checklist, the Unit will be deemed to be in good condition and repair at the time that Lessee took possession.

Lessee accepts the Premises in its "as is" condition without any representation or warranty by Lessor concerning the condition of the Premises. In addition, Lessor makes no representation or warranty to Lessee that the Premises complies with Applicable Laws or Requirements.

HAZARDOUS SUBSTANCES DISCLOSURE STATEMENT -- EXHIBIT "D"

2. Prior to executing this Lease, Lessee has delivered to Lessor Lessee's executed Initial Hazardous Substances Disclosure Certificate (the "Initial HazMat Certificate"). Lessee covenants, represents and warrants to Lessor that the information contained in the Initial HazMat Certificate is true and correct and accurately describes in all respects the use(s) of Hazardous Substances which will be made and/or used on the Premises by Lessee. Notwithstanding anything to the contrary contained in the Lease, Lessee shall not have the right to use any Hazardous Substances at the Premises that are not described on the Initial HazMat Certificate or to increase the quantity of any Hazardous Material used at the Premises beyond the quantity described on the Initial HazMat Certificate. Upon the prior written request of Lessor, Lessee shall deliver to Lessor a new Hazardous Substances Disclosure Certificate (the "HazMat Certificate") executed by Lessee and describing Lessee's then-present use of Hazardous Substances on the Premises. The HazMat Certificates required hereunder shall be in the form attached hereto as Exhibit "D".

ADDRESS FOR RENT PAYMENTS AND NOTICES SEE ITEMS 4.3 AND 23.1 OF LEASE

4. Lessee's payments of rent and other amounts due, shall be considered to have been received by Lessor only when received by mail.


Rent VIA U.S. MAIL:      Rent VIA EXPRESS MAIL:      LESSOR ADDRESS FOR NOTICES:
--------------------------------------------------------------------------------
                                                     Fullerton Business Center,
                                                     LLC
Fullerton Business       Fullerton Business Center,  c/o Mid Valley Management
Center, LLC              LLC                         2478 E. Fender Ave., #A
Dept. LA 23439           23622 Calabasas Road,       Fullerton, CA 92831
Pasadena, CA 91185-3439  Suite 200
                         Calabasas, CA    91302

Or at such address as Lessor may from time to time hereafter designate by notice to Lessee. Rental payments will not be accepted by any of Lessor's Leasinq Offices.


           Document Reference Date: Dated this 8th Day of July, 2009


AGREED AND ACCEPTED:                     AGREED AND ACCEPTED:
"LESSOR"                                 "LESSEE"
Fullerton Business Center, LLC           Allied Med, Inc., an Oregon Corporation
By The Ezralow Company, LLC, a
Delaware limited liability company dba   /s/ Jack Amin
Mid Valley Management, its Managing      Name Printed:  Jack Amin
Agent                                    Title: President

By: /s/ Terri Rhoades
Name Printed: Terri Rhoades
Title:  Authorized Agent                 By: /s/ Jack Amin
                                         Name Printed:  Jack Amin
                                         Title: Vice President

Lmu Addend 1 2005Ind Ls 2 28 06.Doc
                                     Page 1
                                                                  INITIALS:/s/
Updated 7/8/2009

    EXHIBIT "A"

Tenant/Applicant: Any parts of this Form that do not apply to you may be crossed out and referenced N/A

Term of Lease (if prior tenant in existing space, include in length of term::Six
(6) Months Major products manufactured and/or activities conducted on the property: Storage

Type of Business Activity(ies):        Hazardous Materials Activities:
(check all that apply)                 (check all that apply)
[_] machine shop                       [_] degreasing
[_] light assembly                     [_] chemical/etching/milling
[_] research and development           [_] wastewater treatment
[_] product service or repair          [_] painting
[_] photo processing                   [_] striping
[_] automotive service and repair      [_] cleaning
[_] manufacturing                      [_] printing
[_] warehouse                          [_] analytical lab
[_] integrated/printed circuit         [_] plating
[_] chemical/pharmaceutical product    [_] chemical/missing/synthesis
                                       [_] silkscreen
                                       [_] lathe/mill machining
                                       [_] deionizer water product
                                       [_] photo masking
                                       [_] wave solder
                                       [_] metal finishing




            [_] Type of Hazardous Materials and/or Waste
            [_] acid
            [_] phenol
            [_] caustic/alkaline cleaner
            [_] cyanide
            [_] photo resist stripper
            [_] paint
            [_] flammable solvent
            [_] gasoline/diesel/fuel
            [_] nonflammable/chlorinated solvent
            [_] oil/cutting fluid

                 HAZARDOUS MATERIALS/WASTE HANDLING AND STORAGE

      A. Are hazardous materials handled on any of your shipping and receiving docks in container quantities greater than one gallon? Yes No

      B. If hazardous materials or waste are stored on the premises, please check off the nature of the storage and type(s) of materials below: Types of Storage Container Stored (list above-ground storage only) Q1 gallon or 3 liter bottles/cans

      [_] 5 to 30 gallon carboys

      [_] 55 gallon drums

      [_] tanks

C. Do you accumulate hazardous waste onsite? Yes______   No

   If yes, how is it being handled?
    [_] on-site treatment or recovery
    [_] discharged to sewer
    [_] hauled offsite If hauled offsite, by whom:
    [_] incineration

D. Indicate your hazardous waste storage status with Department of Health
   Services:
    [_] generator
    [_] interim status facility
    [_] permitted TSDF
    [_] none of the above

                         WASTEWATER TREATMENT/DISCHARGE

A. Do you discharge industrial waste water to:
    [_] sewer
    [_] storm drain
    [_] surface water
    [_] no industrial discharge




LMU Exhibit D HazMat 7 06.doc Updated: 6/3/07

                                  EXHIBIT "D"

                                  EXHIBIT "C"

                 MAINTENANCE AND TENANT IMPROVEMENT PROCEDURES

            TENANT IMPROVEMENTS - HOW TO AVOID UNNECESSARY EXPENSE:

o Do not paint the floor of your warehouse. Paint will have to be sandblasted off at your expense. A clear seal is acceptable if you require a finished surface.

o Wallpaper will have to be removed when you vacate the unit. The wall must be returned to us paint ready. If not, you will be charged for any expenses we incur to get the walls to this condition.

o Do not glue signs to the internal wood doors. We have to remove them when you leave and if the glue removes the finish and we cannot repair it, you will be charged to replace the door.

o Electrical installations done to code become the property of the landlord. If they are not done to code you will be charged for their removal. If you have any questions you should contact the leasing office before doing any removal.

o Do not attach anything to the marlite in the restroom. Any installations should be made above the marlite level. This is an expensive replacement and you will be charged for it.

o Do not make holes in the bronze moldings around the windows and doors to your unit, inside or outside. Alarm companies will frequently do this. The holes cannot be patched and therefore the bronze molding has to be replaced. This can cost upwards of $300.00. It is possible to do these installations without penetrating the bronze moldings.

o Glued down file or carpet on the warehouse floor has to be removed. The glue must also be removed. If you do not do this before vacating then we will do it and charge you. Sometimes the glue has to be sandblasted and this gets expensive.

o If you remove any of the handicap door handles in order to install door knobs with locking mechanisms, be sure to save the handicap hardware to reinstall when you leave. Otherwise, you will be charged for the purchase and reinstallation (NOT APPLICABLE TO FULLERTON BUSINESS CENTER).

      The Fullerton Fire Department requires storeroom doorknobs (always unlocked from the inside) to be installed on the mandoor. If this doorknob is removed during your occupancy and replaced with a deadbolt or other type hardware, you should save the storeroom doorknob. Please be advised, however, that you will not only be violating the fire code, but will be charged for the purchase and reinstallation of the storeroom doorknob upon vacating the premises, if the original storeroom doorknob is not reinstalled by you.

o Please note that you can be charged rent for the amount of time it takes to repair the damage to your unit when that damage is over and above normal wear and tear.

           INSTRUCTIONS FOR PROPER OPERATION OF YOUR AIR CONDITIONER:

      START UP: If your unit does not operate when your power has been turned on, do the following: o Check all switches on the thermostat to see if they are in the correct position.

o     Make certain that your circuit breakers have not been turned off.

      RULES FOR OPERATION:

o When your unit shuts off, do not start it up again for five (5) minutes. This jiggling of the thermostat can cause a breaker inside the unit to shut off and it can damage the compressor.

o When the heat is in the on position never increase the thermostat more than two (2) degree increments. Changing the thermostat will not effect the temperature of the air that is coming out.

o Always control your system from the thermostat. Do not turn it on and off from the breaker box. This could damage the system.

o On very hot or very cold days do not set the temperature so that the unit will never shut off. Typical settings are 78 degrees for cooling and G8 degrees for heating. If the unit is set at an extreme temperature and is not shutting off, it will freeze up and require repair.

      REGULAR MAINTENACE PROCEDURES:

o The roll-up or tilt-up doors need to be serviced on a regular basis. The recommended maintenance interval is every six (6) months.

o Both the glass and the metal man doors need periodic servicing. Doors get out of alignment with repeated use and the locks collect dirt and become hard to use.

o Tenants are responsible for cleaning their windows. If they are not cleaned on a regular basis they will buildup calcium deposit which will require acid washing to remove. This is an expensive procedure so please make arrangements to clean your windows regularly during your tenancy.

LESSEE RECEIVED ON: 7-28-09             BY: /s/ Jack Amin
                                        Jack Amin, President

                                        BY:   /s/ Jack Amin
                                        Jack Amin, Vice President

                             PLEASE READ CAREFULLY

C. Is your industrial wastewater treated before discharge? Yes____ No ____

      If yes, what type of treatment is being conducted?

      [_] Neutralization
      [_] Metal hydroxide formation
      [_] Closed-loop treatment
      [_] Cyanide destruct
      [_] HF treatment
      [_] other
              SUBSURFACE CONTAINMENT OF HAZARDOUS MATERIALS/WASTES

A. Are buried tanks/sumps being used for any of the following:

     [_] hazardous waste storage
     [_] chemical storage
     [_] gasoline/diesel fuel storage
     [_] waste treatment
     [_] wastewater neutralization
     [_] industrial wastewater treatment
     [_] none of the above

B. If buried tanks are located onsite, indicate their construction

     [_] steel Q fiberglass Q concrete Q inside open vault Q double walled

C. Are hazardous materials or untreated industrial wastewater transported via buried piping to tanks, process areas or treatment areas? Yes____ No ____

D. Do you have wet floors in your process areas? Yes____ No ____

If yes, name processes:

E.  Are abandoned underground tanks or sumps located on the property? Yes____ No
____

                           HAZARDOUS MATERIALS SPILLS

A. Have hazardous materials ever spilled to:

     [_] the sewer
     [_] the storm drain
     [_] onto the property
     [_] no spills have occurred

B. Have you experienced any leaking underground tanks or sumps? Yes____ No ____

C. If spills have occurred, were they reported? Yes____ No ____

Check which of the government agencies that you contacted regarding the spill(s)
     [_] Department of Health Services
     [_] Department of Fish and Game
     [_] Environmental Protection Agency
     [_] Regional Water Quality Control Board
     [_] Fire Department

D. Have you been contacted by a government agency regarding soil or groundwater contamination on your site? Yes____ No ____

   Do you have any exploratory wells onsite? Yes____ No ____
   If yes, indicate the following:

Number of wells ____   Approximate depth of wells: ____ Well diameters: ________

PLEASE ATTACH ENVIRONMENTAL REGULATORY PERMITS, AGENCY REPORTS THAT APPLY TO YOUR OPERATION AND HAZARDOUS WASTE MANIFESTS.

Check off those enclosed:

    [_] Hazardous Materials Inventory Statement, HMIS
    [_] Hazardous Materials Management Plan, HMMP
    [_] Department of Health Services, Generatory Inspection Report
    [_] Underground Tank Registrations
    [_] Industrial Wastewater Discharge Permit
    [_] Hazardous Waste Manifest

Signature:  /s/ Jack Amin
         Name Written:  Jack Amin                           INITIALS

Title: President & Vice President____________________ Phone:    /s/

Date: 7/28/09
LMU Exhibit D HazMat 7 06.doc Updated: 6/3/07                        2
                                  EXHIBIT "D"

                                OPTION TO RENEW

      Lessor grants to Lessee the option to extend the term of this Lease for one (1) seven (7) month term commencing when the prior term expires (herein called "option term") provided written notice is delivered to Lessor at least two (2) months prior to the date that the option period would commence, time being of the essence. (or, as to any successive options, written notice to Lessor at least two (2), months prior to the expiration of the immediately preceding term). If proper notification of the exercise of the option is not given and/or received, such option shall automatically expire. The terms and conditions of this Lease shall remain in full force and effect during the option term, except that:

1. There shall be one (1) month free rent and CAM on the seventh (7th) month of the option period (September 1-30, 2010).

2. Commencing March 1, 2010 the monthly rent for the first seven (7) months of the option term shall be Eight Hundred Ninety-Six Dollars ($896.00 xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
 Initials ___ ___ /s/

3.      xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx. Initials /s/ /s/ /s/

4. Lessee shall accept the Premises "as is" and "with all faults" and Lessor has no obligation to improve same in any way.

5. In the event that Lessee has more than one option, it may only be exercised consecutively. This option to extend is personal to the original Lessee and is not transferable or assignable in any manner whatsoever.

6. Lessee shall have no other right to extend the term beyond the option term.

7. That in the event Lessor has prepared a new or revised Lease Agreement covering the subject business or industrial complex, then, in that event, Lessee shall execute a new Lease Agreement for the extended term and said new Lease Agreement shall be applicable and operative during the option term.

8. If Lessee is in default on the date of giving the option notice or at any time prior to the commencement of the renewal term, the option notice shall be totally ineffective and this Lease shall expire at the end of the initial term.

The parties hereto have executed this Option to Renew on the date of signing set forth below:

      Document Reference Date: July 8, 2009 (For reference purposes only)

LESSOR:                                  LESSEE:
Fullerton Business Center, LLC,          Allied Med, Inc., an Oregon Corporation
A Delaware limited liability company
By The Ezralow Company, LLC, a
Delaware limited liability company dba   /s/ Jack Amin
Mid Valley Management, its Managing      BY: Jack Amin, President
Agent                                    DATE OF SIGNING:7-28-09Title: President

By: /s/ Terri Rhoades
Name Printed: Terri Rhoades
Title:  Authorized Agent                 BY: Jack Amin, President
                                         DATE OF SIGNING:7-28-09Title: President

Option to renew - fixed.doc
Updated /14/06

                                FORM REQUEST FOR
                            CERTIFICATE OF INSURANCE

                     TENANT: FAX TO YOUR INSURANCE CARRIER

 Dear Tenant,

      Prior to the commencement date, early possession date, or renewal of this lease we will need the following from your insurance carrier: (All insurance coverage shall be written through insurance companies licensed or admitted to do business in the State of California and must have a "BEST" Rating of at least A-
VI):

      o A certified copy of the insurance binder (countersigned by the insurer); Or, Certificate of Insurance from your insurance carrier for each policy you are required to carry in compliance with the obligations under this Lease.

[X] GENERAL LIABILITY: (Commercial General Liability Policy) on Insurance Services Office Form CG2010 or equivalent.

      Limits of Liability: $1,000,000 per occurrence, with an annual aggregate of not less than $2,000,000 Coverage shall be extended to include damage caused by heat, smoke or fumes from a hostile fire.

[X]   PROPERTY   DAMAGE:   (i.e.,   Fire,  Flood,  Vandalism,  Fixtures,  Tenant
Improvements)

Full replacement cost coverage (Lessor requires written evidence insurance is in force)

[X] BUSINESS INTERRUPTION INSURANCE: Loss of income and extra expense insurance attributable to all perils

Q ENVIRONMENTAL INSURANCE: Limits of Liability: A minimum of $1,000,000 per occurrence, with an annual aggregate of not less than $2,000,000

Q LIQUOR LEGAL LIABILITY COVERAGE: Coverage of not less than $1,000,000. Must remain current at all times as long as alcoholic beverages are served on the Premises.

Name of Lessee (Named Insured              Jack Amin dba Allied Med, Inc.,
and DBA):                                  An Oregon Corporation
Name Of Business Park:                     Fullerton Business Center, LLC
Address of insured Property Location:      2500 E. Fender Avenue, Unit "H"
City, State Zip:                           Fullerton, CA 92831

The Certificate of Insurance, with an ADDITIONAL INSURED ENDORSEMENT, must have the following information: *THE ADDITIONAL INSURED ENDORSEMENT MUST NAME BOTH THE LESSOR AND MID VALLEY MANAGEMENT.

Fullerton Business Center, LLC, a Delaware limited liability company 2478 E. Fender Ave., #A, Fullerton, CA 92831

Please have your carrier fax the Certificate of Insurance to (714) 447-9362, with a hard copy to:

                     Attention: Margo Clark-Lewis, Property Manager Fullerton Business Center, LLC,
                     2478 E. Fender Ave., #A
                     Fullerton, CA 92831
                     Phone: (714) 447-0747

Thank you. Your expedience in this matter is appreciated.

Fullerton Business Center

Mid Valley Management

Your signature below indicates receipt of this Insurance Request and that you have read and understand the insurance requirements in your lease



         /s/ Jack Amin                             /s/ Jack Amin

         LESSEE:  Jack Amin, President             Jack Amin, Vice President

LMU INS CERT REQUEST 5 24 06.doc
FORM
Revised. 7/23/08

                GENERAL RULES & REGULATIONS FOR INDUSTRIAL LEASE

KEYS

1. Lessee shall return all keys, including mailbox keys, at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost and for the cost to replace or re-key any locks that are altered.

TENANT ALTERATIONS AND LESSEE'S CONTRACTORS SEE ITEM 7.3 (B) OF THE LEASE AGREEMENT

2. Lessee shall not employ any service or contractor for services or work to be performed in the Premises except as approved by Lessor. Prior to the commencement of any work, Lessee's contractor must provide Lessor with a copy of their valid contractor's license and a *Certificate of Insurance which, at Lessor's election, may require an additional insured endorsement naming Lessor and Mid Valley Management as Additional Insureds. The Limits of Liability on both General Liability and Worker's Compensation must be a minimum of $1,000,000.00 each. FOR INSURANCE COMPANY REQUIREMENTS SEE ITEM 8.5 OF THE LEASE AGREEMENT.

HEATING AND AIR-CONDITIONING

3. Lessee shall not use any method of heating or air-conditioning other than that supplied or approved by Lessor.

HEAVY OBJECTS AND NOISE

4. Lessee shall not place anything in or around the Premises, Building or Business Complex that causes excessive vibration or floor loading. Business machines and/or mechanical equipment belonging to Lessee which cause noise or vibration that may be transmitted to the structure of the Building in which the Premises are located, or to any space therein, to such a degree as to be objectionable, to Lessor or to any Tenants in the Building, shall be placed and maintained by Lessee, at Lessee's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration.

ROOF ACCESS SEE 7.3B OF  THE  LEASE AGREEMENT

5. In addition to the information contained in Paragraph 7.3b of the Lease Agreement, Lessee agrees to the following:

            5.1 If the Lessee, Lessee's Agents, Contractors, Employees or invitees shall enter upon the roof of said Premises , whether with or without the consent of Lessor, then the Lessee specifically indemnifies and agrees to hold Lessor harmless from any and all claims, actions or causes of action resulting from injuries incurred to any of said individuals or any other Person or Property, caused by or as a result of their entering upon the roof of said Premises.

            5.2 In the event that Lessor grants written permission to the Lessee or any of the persons set-forth above to have roof access, said consent shall be expressly on the condition that each time said Lessee or those persons designated by Lessee to enter upon the roof that they first execute a written Letter of Agreement provided by Lessor (a) expressly indemnifying and holding Lessor free and harmless from any and all damages caused by said individuals to the Leasehold Premises, (b) indemnifying Lessor from any personal injury damages caused in connection therewith,

            5.3  Lessee's  Contractor  shall provide Lessor with Certificates of
Insurance   with  an,additional  insured  endorsement  and  in  accordance  with
Paragraph 2., above.

RIGHT TO CONTROL AND PREVENT ACCESS

6. Neither the Lessee, its Agents, employees, invitees or guests shall obstruct any sidewalks, passages, exits, entrances or stairways of the Premises. The passages, exits, entrances and stairways are not for the benefit of the general public other than for access and egress; and Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor would be prejudicial to or interfere with the general welfare safety, character, reputation and interest of the Project and its Tenants, provided that nothing contained herein shall be construed to prevent such access to persons with whom any Tenant normally deals in the ordinary course of its business (unless such persons are engaged in acts adverse to the Project and its Tenants, and/or illegal activities).

DELIVERIES

7. Furniture, significant freight and equipment shall be moved into or out of the building only with Lessor's knowledge and consent and subject to such reasonable limitations, techniques and timing, as may be designated by Lessor. Lessee shall be responsible for any damage to the Office Building Project arising from any such activity.

WORK AREAS

8. All work must be confined within the Leased Premises.

PROTECTION OF PREMISES

9. Lessee assumes any and all responsibility for protecting its Premises from theft, robbery, vandalism and pilferage, which includes keeping doors locked and other means of entry to the Premises closed. Lessor strongly suggests that Lessee re-key the suite upon taking possession, which cost is at Lessee's sole cost and expense

LESSEE'S ALARM SYSTEM

      10. If Lessee desires to install an alarm system, all equipment must be installed inside Lessee's unit so as not to be visible and shall otherwise comply to the standards set by Lessor for all alarm systems contained in the Business Complex. Lessor must approve all alarm systems. When equipment is removed, Lessee must restore the Premises to its original condition. Only one alarm sticker per unit placed on Lessee's door is permitted.

RUBBISH REMOVAL

11. No rubbish, containers or debris are to be left outside of Lessee's unit. Lessee shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash in the vicinity of the Project without violation of any law or ordinance governing such disposal. If Lessor shall determine that the trash generated by or at


Updated 7/9/2009

                         General Rules and Regulations
                         Parking Rules and Regulations
                                Industrial Lease
LMU Rules Regs Ind 4.06.doc                                    INITIALS /s/
                                  Page 1 of 3

Lessee agrees to comply with all laws or ordinances regarding disposal of items considered hazardous waste (Title 22, the Premises, in Lessor's reasonable estimation, shall be excessive, Lessee shall pay to Lessor, upon demand, such additional charges as Lessor shall equitably impose for such excess trash removal.

In addition to any other rights and remedies available to Lessor, any Lessee, their employees, vendors, or invitees, who are division 4.5 chapter 11., section 66261.50) which includes, but is not limited to Fluorescent tubes, compact fluorescents and High Intensity Discharge Lamps (See "Fluorescent Lights disposal 02.22.06"). known to be improperly disposing of any materials, are subject to a violation fee, in addition to any fine imposed upon Lessor for Lessee's actions in regards to improper disposal.

EXTERIOR DAMAGE BY LESSEE

12. During the Lease Term, and at expiration (or early termination) of this Lease, if Lessee dirties, soils or damages the exterior of Lessor's Business Complex, Lessee will be responsible for the repair of this damage.

SIGNAGE

13. Lessee shall not place or permit to be placed any projecting sign, marquee, decoration or awning on said Premises without the written consent of Lessor. All signs which are permitted shall be conforming to the signage criteria established from time to time by Lessor for the Premises, Building and the Business Complex, as applicable, and shall be maintained by Lessee at its sole expense, including, but not limited to sign fabrication, maintenance, operation (including any required utilities), repair and removal. Lessee, upon the request of Lessor, shall immediately remove any sign or decoration which Lessee has placed, or permitted to be placed in, on or about the Premises of which, in the sole option and discretion of Lessor, is objectionable or offensive; and if Lessee fails to do so, Lessor may enter upon said Premises and remove said item and charge the cost thereof to Lessee. Lessee shall not place or permit to be placed upon any side wall, rear wall, window or roof; any sign, advertisement or notice without the written consent of Lessor, which consent shall only be given where the proposed sign, advertisement or notice complies with the specifications of size, shape, design, color or material established by Lessor and which are applicable to all Tenants of Lessor's Business Complex and contained in Tenant's Information packet.

DIRECTORY

14. Any directory of the Project will be provided exclusively for the display of the names and locations of Tenants only. Lessor reserves the right to exclude any other names on said directory. Directory signage is the sole cost of Lessee.

WINDOWS, WINDOW COVERINGS and WINDOW TINTING

15. Lessee shall not place upon the Leased Premises any window coverings (e.g. curtains, draperies, blinds, etc.), nor tint windows, without Lessor's written consent.

CANVASSING AND SOLICITATION

16. Canvassing, soliciting and distribution of handbills or other written material and peddling in the Project is prohibited; each Tenant shall cooperate to prevent same.

FOUL, NOXIOUS GAS OR SUBSTANCE

17. Lessee shall not use, keep, or permit to be used or kept, any foul or noxious gas or substance in or on the Premises; or permit or allow the Premises to be occupied or used in a manner which by reason of any odor is offensive or objectionable to Lessor, in its sole and exclusive judgment, or to other tenants or occupants of the Building.

ANIMALS

18. Lessee shall not bring into or keep in or about the Premises any birds or animals (except service animals for the disabled).

UNDER THE INFLUENCE

19. Lessor reserves the right to exclude or expel from the Premises any person who, in Lessor's judgment, is intoxicated or under the influence of liquor, drugs or other abusive substances, or who is otherwise in violation of any Rules and Regulations of the Project.

CHANGES IN RULES AND REGULATIONS

20. Lessor reserves the right by written notice to Lessee to rescind, alter or waive any Rule or Regulation prescribed for Lessor's Business Complex at any time when, in Lessor's judgment, it is necessary, desirable, proper and in the best interest of Lessor's Business Complex and its Tenants. Lessee agrees to be bound by any changes, revisions or modifications.

WAIVER OF RULES AND REGULATIONS:

21. Lessor, in its sole discretion reserves the right to waive any one of these rules or regulations, and/or as to any particular Lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Lessee. Lessor will have no liability if other Complex tenants or guests fail to comply with rules or regulations, applicable law, or that party's lease.

ALTERNATIVE TELEPHONE OR TELECOMMUNICATIONS PROVIDER:

22. A. Lessor Consent Required. In the event that Lessee wishes to utilize the services of a telephone or telecommunications provider whose equipment is not servicing the Building as of the date of Lessee's execution of this Lease ("Provider"), no such Provider shall be permitted to install its lines or other equipment within the Building without first securing the prior written consent of Lessor, which consent shall not be unreasonably withheld. At Lessor's discretion, Lessee may be presented with a Letter of Agreement outlining the Conditions of Consent prior to work being done and any additional requirements of Lessor.

      B. Defacement of Premises: Lessor shall have the right to approve where and how telephone wires are to be introd uced to the Premises. No boring or cutting for wires shall be allowed without the consent of Lessor. The location of telephone call boxes and other office equipment affixed to the Premises shall be subject to the approval of Lessor. Lessee shall not mark, drive nails or screws, or drill into the partitions, woodwork or plaster contained in the Premises or in any way deface the Premises or any part thereof without Lessor's prior written consent Lessee shall not install any radio or television antenna, satellite dish, loudspeaker or other device on the roof or exterior walls of the Project. Lessee shall not interfere with broadcasting or reception from or in the Project or elsewhere.


Updated 7/9/2009

                         General Rules and Regulations
                         Parking Rules and Regulations
                                Industrial Lease

LMU Rules Regs Ind 4.06.doc                                     INITIALS /s/
                                  Page 2 of 3

      C. The replacement or repair to Lessor's Business Complex, including but not limited to, ceiling tiles, damaged T-bar or existing wiring during Lessee's installation of phone or computer cabling ,shall be borne by Lessee.

UTILITIES AND SERVICES

23. No cooking shall be done or permitted on the Premises. Notwithstanding the foregoing, Underwriter's Laboratory approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea and similar beverages for employees and visitors of Lessee, provided that such use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations; and provided further that such cooking does not result in odors escaping from the Premises.

SMOKING  -(degree)

24.  Lessee  shall not suffer or permit smoking or carrying of lighted cigars or
cigarettes   in   areas   reasonably  designated  by  Lessor  or  by  applicable
governmental agencies as non-smoking areas.

VENDING MACHINES

25. Lessee shall not install, maintain or operate any vending machines upon the Premises without Lessor's written consent.

SAFETY and COMPLIANCE

26. Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

                         PARKING RULES and REGULATIONS

PERMITTED AND PROHIBITED PARKING

1. Parking is permitted in designated striped areas only. All other Vehicles not parked in such areas are subject to being towed away at Lessee's sole cost and expense (22658 CVC). Parking is prohibited:

      (a) in areas not striped for parking;

      (b) in aisles

      (c) where "No Parking" signs are posted;

      (d) where "Handicap" signs are posted, unless Handicap I.D. is posted in or on vehicle;

      (e) on ramps;

      (f) in areas outside warehouse doors which are restricted to loading and unloading only. This is a fire lane, which must not be blocked.

      (g) in specifically assigned and reserved spaces to others than Lessee;

      (h) inside the Premises; and,

      (i) in such other areas as may be designated by Lessor, its Agents, Lessee or Licensee.

OVERNIGHT STORAGE OF VEHICLES OR TRAILERS

2. There will be no overnight storage of Vehicles or Trailers in the parking lot. Vehicles used and moved on a daily basis are exempt. There will be no storage of wrecked or damaged Vehicles at any time.

DIRECTIONAL SIGNS AND ARROWS

3. All directional signs and arrows must be observed.

SPEED LIMIT

4. The speed limit will be a reasonable speed.

RESPONSIBILITY FOR LOCKED VEHICLES AND DAMAGES

5. Unless otherwise instructed, every person is requested to park and lock his/her own Vehicle. All responsibility for damage to Vehicles to be repaired is assumed by Authorized Users. Lessee shall repair or cause to be repaired at its sole cost and expense any and all damage to the Project Parking Facility or any part thereof caused by Lessee, its Authorized Users, Invitees or Guests, or resulting from Vehicles of each of them. Lessee specifically waives any claims against Lessor arising out of damage to said Vehicles.

COMMON AREA PARKING

6. Lessee acknowledges that the parking spaces as specified on Page 1., Paragraph 1.2(b) of the Lease will not necessarily be located in close proximity to Lessee's Premises or each other, if more than one space is involved. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other Tenants in the use of parking facilities. At no time may Lessee's number of parking spaces exceed the number referenced in Paragraph 1.2(b) of the Lease Agreement. Lessor reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded, and in such an event, to allocate parking spaces among Lessee and other Tenants. In the event allocation is deemed necessary by Lessor, Lessee shall be entitled to the use of up to two (2) parking spaces per 1,000 square feet leased. Lessee hereby agrees not to occupy or permit its Employees, Customers or Invitees to occupy more than the number of spaces specified above; nor to park anywhere other than in parking stalls assigned and designated as such by painted signs, parking lines and parking bumpers.

PROHIBITED USE

7. The maintenance, washing, waxing or cleaning of vehicles in the Common Areas is prohibited. Parking a vehicle that is leaking fluids (i.e., motor oil; coolant, etc.) onto the asphalt is prohibited. Owner of vehicle will be required to remove said vehicle from the lot until the problem is repaired. Lessee shall be responsible for the cost to repair any damages to Lessor's parking lot caused by said vehicle.

CHANGES TO RULES and REGULATIONS

8. Lessor reserves the right to modify these rules and/or adopt such other reasonable and non-discriminatory rules and regulations as it may deem necessary for the proper operation of the parking area.


Updated 7/9/2009

                         General Rules and Regulations
                         Parking Rules and Regulations
                                Industrial Lease
LMU Rules Regs Ind 4.06.doc                                   INITIALS /s/
                                  Page 3 of 3

                             MID VALLEY MANAGEMENT
                           UNIT INSPECTION CHECK LIST

PROPERTY:  FULLERTON BUSINESS CENTER                     MOVE IN DATE:  9/01/09
TENANT:  Allied Med, Inc., an Oregon Corporation
ADDRESS:  2500 E. Fender Ave., Fullerton, CA 92831       UNIT NUMBERS:  "H"
LESSEE INSPECTION DATE:  __________

Please indicate the condition of your unit for the categories listed below, then sign and return this form within thirty (30) days of your Lease commencement date, or occupancy, whichever occurs first. Unless otherwise specified in your Lease, Lessor will have no obligation to make repairs; this checklist will be a benchmark documenting the status of the Premises when you took possession. If you fail to complete and return this Unit Inspection Checklist, the Unit will be deemed in good condition and repair.

Please provide the phone number for your new unit:

                                O.K.            NEEDS WORK           COMMENTS
HVAC


DOORS/WINDOWS:


ELECTRICAL:


FLOOR COVERING:


LIGHTS:


MINI-BLINDS:


PLUMBING:


WALLS:


PREMISES CLEAN:


OTHER COMMENTS:






  Accepted as indicated above:
  LESSEE:  Allied Med,
  Inc., an Oregon Corporation


          By:  /s/ Jack Amin, President  Date:  7/28/09
          By:  /s/ Jack Amin, Vice President  Date:  7/28/09


LESSEE: IF TAKING UNIT AS IS, INITIAL HERE






LMU Unit Inspection Check List.doc.5.1.06

Updated 7/27/2009

                          INSTRUCTIONS TO NEW TENANTS

                   WELCOME: TO THE FULLERTON BUSINESS CENTER!

        Below is some information that will help you in getting set up.

1.  Utility Turn-On:  Southern California Gas Company          (800) 427-2200
                      Southern California Edison Company       (800) 65504555
2.  Telephone:        Pacific Bell                             (800) 491-8889
3.  City Hall         303 W. Commonwealth, Fullerton, CA       (714) 738-6300
4.  Proof of          Coverage must be furnished to Lessor naming Fullerton
    Insurance:        Business Center, LLC and Mid Valley Management as
                      Additional insured before keys for the unit will be
                      released to Lessee.
5.  Signage:          There is a sign placard provided outside your unit.  The
                      lettering must be in BROWN.  There is to be no color
                      used on the sign.  If you like, you may contact Mr. Kim
                      Dedic @ (714) 525-1869 to have your sign painted.
                      Paper signage is prohibited.
6.  Air Conditioning  Check to make certain that they are operating properly.
& Heating System In   If we are not notified within one week after you obtain
Office:               occupancy that the systems are not working properly,
                      we will not be responsible repairs. The gas must be turned on for the heater in the office to work.

7.  Warehouse         Warehouse comes equipped with 6 (8 ft.) drop light
Lighting:             fixtures.

8. Tenant             Prior to any alterations, we must receive a signed set of
Alterations:          building plans from the City of Fullerton. If the
                      alterations do not require City permits, then the tenant must get our approval before they are made.

9. We strongly recommend that you re-key your unit. We do not require a copy of the key(s) or maintain one for your unit.

10. Absolutely no rubbish, containers or debris are to be left outside of Lessee's unit. Any debris is subject to immediate removal by Lessor. You will be charged for removal, plus 25% overhead. After the third removal of debris by Lessor, Lessee will be considered in violation of his lease and subject to termination of his lease.

11. Fire Extinguishers: All units must contain a minimum of one (1) NFPA 10 portable fire extinguisher for their occupancy and operations, as well as hazard(s). Said extinguisher(s) shall be at Lessee's cost.

All extinguishers should be readily accessible (i.e., no obstructions), and the travel distance to the nearest extinguisher should not exceed 75 feet or 2,500 square feet.

It is a Lessee responsibility to have fire extinguishers serviced on an annual basis by a licensed fire extinguisher company.

12. Safety and Compliance: Lessee shall comply with all safety, fire protection and evacuation regulations established by Lessor or any applicable governmental agency.

13. Please provide the leasing office with your new phone, fax and e-mail address. Thank-you very much for your cooperation.

Thank-you very much for your cooperation.

                              CONNELLY ACT NOTICE
                               (Revised 3/12/90)

      The Connelly Act (California Health & Safety Code section 25915 at seq.) (the "Act") requires that certain information pertaining to asbestos be made available to employees, contractors, tenants, and others. We are providing you with this notice regarding the Fullerton Business Center, Fullerton, California (the "Center") in compliance with this law.

      Reports By Diagnostic Engineering, Inc. A limited asbestos survey report (revision) ("Report") dated January 12, 1990, was prepared by Diagnostic Engineering, Inc. ("DEI"). This Report contains the results of a limited asbestos survey for asbestos-containing construction materials ("ACM"). The survey included visual observation of all office spaces at the Center for. spray-applied acoustic material, sampling of suspect acoustic ceiling materials, and laboratory analysis of the 25 bulk samples taken.

      The contents of the report include a statement of conclusions, a warning regarding ACM, a list of the friable materials encountered in sample locations, a list of unsampled suspect materials and their general locations, a statement of sampling and laboratory procedures, and a work item inventory regarding future removal of the ceiling material.

      Laboratory results of the bulk sampling indicated that one of the bulk samples, taken from 2478-K, did not contain asbestos. The other 24 samples of the spray-applied acoustic material collected were found to contain asbestos. These 24 samples were taken from the following office ceiling locations:

           2434-A,  2434-B,   2444-J,   2444-F,  2478-A,    2478-C,      2488-K,
 2488-I,   2500-B,  2500-D,   2512-A,   2512-D,  2524-C,    2524-G,      2536-I,
 2536-L,   2548-J,  2560-F,   2572-A,   2584-H,  2444-L,    and 2560-C.

      Analysis of the bulk samples for asbestos content was performed by polarized light microscopy (PLM), according to EPA protocols.

      All of the positive bulk samples indicated that the spray-applied acoustic material is friable. Damage ranged from none to minor, air movement was found to be moderate, and access to all of the positive sampled material was found to be high.

      The Report concludes that friable ACM is present in the following ceiling locations:

            .    2434-A-I, 2444-A-L, 2478-A-K, 2488-A-K, 2500-A-L,
  2512-A-L, 2524-A-L, 2536-A-L, 2548-A-J, 2560-A-J, 2572-A-1, and 2584-A-H.

      The report also noted that other building materials which may contain asbestos were not sampled or could not be representatively sampled as part of the survey. These include roofing materials, resilient sheet flooring and mastic, resilient floor tile and mastic, baseboard and mastic, joint compound, and wallboard. These materials and others which may be discovered should be assumed to contain asbestos until confirmed otherwise.

      Previously, DEI performed. cohesion/adhesion testing of bulk samples of spray-applied acoustic ceiling material from 2488-K, 2512-L, 2584-E, and 2478-E. The cohesion/adhesion testing results indicated that the spray-applied acoustic material sampled is well-secured to the underlying substrate.

      Air samples were taken by DEI in the following twelve locations:

               2478-A,     2488-K     2434-H,    2444-D,   2500-A,  2512-J,
  2560-A,      2548-J,     2527-J     2584-H,    2536-K    2524-A,

      The air samples were analyzed by phase contrast mico-scopy (PCM), using EPA protocols. This technology measures all fibers, not just asbestos fibers. The fiber content of the air in each instance of sampling was below the OSHA "action level" of 0.1 f/cc.

      The cohesion/adhesion testing results and air sampling results are contained in a prior DEI report, dated October 31, 1989. This report also contains an executive summary, findings and recommendations, a statement of limitations, an air sample log, a bulk sample log and a cohesion/adhesion test log.

      DEI also issued a Limited Site Review report, dated February 28, 1990, which contains observations and recommendations by DEI regarding spray-applied acoustic ceiling materials in locations 2478-I, 2478-K, 2444-L, 2560-F, 2488-I, and 2548-J. This report states that varying amounts of damage to the material was observed in 2478-I, 2444-L, 2560-F, 2488-I, and 2548-J. No observation was made by DEI of 2488-K, but there appears to be damage to the material in that unit. The material in 2478-K was observed to be in good condition.

DEI has recommended removal of the ceiling material in 2560-F, 2488-K and 2548-J. For 2478-I and 2478-K, DEI has recommended reinspection of the material as part of an operations & maintenance ("O&M") program. For 2444-L and 2488-I, DEI has recommended removal of the material if the source of water damage to the material cannot be repaired; if it can be repaired, DEI has recommended reinspection of this material as part of an O&M program. Material which is removed will be replaced with a non-ACM product. Until this removal and replacement work is completed, great care must be taken to prevent any disturbance of the material which could result in airborne fiber release and contamination of the occupied space. Center management is working with its consultant to determine the best means of performing this work.

      DEI has reviewed the report by M.R. Chasse' Company, dated August 7, 1989, which recommended abatement (by removal or encapsulation) of all of the spray-applied acoustical ceiling material. The Chasse' Report is discussed below. Based upon its observation of the material in place and the results of the testing concluded to date, DEI does not believe that encapsulation of the spray-applied acoustical material is an appropriate strategy and does not believe that removal of the material is necessary at this time, except as noted above. Accordingly, DEI has recommended an operations and maintenance ("O&M") plan for management for the remaining ceiling materials, with a long term goal of removal.

      Report By M.R. Chasse' Company. A property inspection report ("Chasse' Report"), dated August 7, 1989, was prepared by M. R. Chasse' Company. The Chasse' Report contains the results of an inspection to survey the buildings at the Center for the presence of ACM. The contents of the report include a general statement of the scope of services performed, findings regarding ACM in the Center, and a laboratory report regarding analysis of the bulk samples taken in the Center.

      Bulk samples of sprayed-on acoustic ceiling material were analyzed from material taken from 2584-E (south and north offices); 2584 (south and north offices); 2560 (Units D and J and south office); 2536 (Unit B); 2524-C (south and north offices), 2524-H; 2512-G (south and north offices); 2512-I; and 2444-H. Roof covering material was analyzed from samples taken from 2584, 2572, 2560, 2478, 2500, 2488, 2512, 2524, 2536, 2434, 2444 and 2548 East Fender.
Asbestos was not detected in any of these samples. However, the analytical detection limit for the tests by Chasse' was 1% asbestos (which is consistent with generally approved bulk sample testing methods under EPA proto- cols), whereas the Connelly Act defines ACM to mean material with greater than 1/10 of 1% asbestos by weight. Although asbestos at, a level of 1% or more was not detected in these samples, it is possible that the sampled roof materials may contain asbestos at a level greater than 1/10 of 1% but less than 1%. A flooring sample from 2584-G also was analyzed and found to contain greater than 1% asbestos.

      The sampled acoustic ceiling material was found to be friable and contains asbestos in a concentration sufficient to be considered a hazard to health if disturbed. However, the material was found to be in good condition. The sampled vinyl asbestos flooring was characterized by Chasse' as non-friable, as was the transite pipe; generally, these- materials do not present a hazard unless they are disturbed.

      The mere presence of undisturbed and non-friable ACM in a building does not generally present a health hazard. However, exposure to airborne asbestos fibers can cause asbestosis and other asbestos-related diseases. Asbestos is listed under Proposition 65 as a chemical known to the State of California to cause cancer. There are uncertainties about the level of exposure which can cause disease. The owners have no special knowledge of the potential health impacts resulting from exposure to asbestos. If you wish to obtain further information regarding potential health risks or impacts of asbestos, you are encouraged to contact your local or state public health agencies.

      Asbestos is a hazardous material. When it is contained in ceiling material, roofing material, floor coverings or piping insulation, it can release fibers, if disturbed. Certain general procedures and handling restrictions are necessary when dealing with ACM or potential ACM, as a result. It is important that these materials not be touched, moved, painted, scraped, cut, drilled, ordered, sanded, cored, broken or otherwise disturbed in order to prevent and minimize potential release of asbestos fibers. The material should not be penetrated for hangers, cabling, wiring and the like. Such activities may present a health risk and should not be attempted by any person who is not trained in the proper handling and disposal of ACM. Any damage to, or disturbance of, these materials should be reported immediately to the on-site manager.

      The reports referred to in this Notice are available for your review and photocopying in the on-site management office at 2478 East Fender, Suite A, Fullerton, California 92631. Please call Stephanie Burke at (714) 447-0747 if you wish to arrange access to this information. Center management will keep you informed of progress in the on-going planning with regard to the ACM.







                                      -5-

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